Exhibit 4.1









                                    INDENTURE


                                     between



                      FORD CREDIT AUTO OWNER TRUST 2002-D,

                                    as Issuer



                                       and



                              THE BANK OF NEW YORK,

                              as Indenture Trustee



                           Dated as of August 1, 2002


TIA                                                                                         Indenture
Section                                                                                       Section

310 (a)(1)................................................................................   6.11
    (a)(2)................................................................................   6.11
    (a)(3)................................................................................   6.10
    (a)(4)................................................................................  N.A.2
    (a)(5)................................................................................   6.11
    (b)  ..............................................................................  6.8;6.11
    (c)  .................................................................................   N.A.
311 (a)  .................................................................................   6.12
    (b)  .................................................................................   6.12
    (c)  .................................................................................   N.A.
312 (a)  .................................................................................   7.1
    (b)  .................................................................................   7.2
    (c)  .................................................................................   7.2
313 (a)  .................................................................................   7.4
    (b)(1)................................................................................   7.4
    (b)(2)................................................................................  11.5
    (c)  .................................................................................   7.4
    (d)  .................................................................................   7.3
314 (a)  .................................................................................  11.15
    (b)  .................................................................................  11.1
    (c)(1)................................................................................  11.1
    (c)(2)................................................................................  11.1
    (c)(3)................................................................................  11.1
    (d)  .................................................................................  11.1
    (e)  .................................................................................  11.1
    (f)  .................................................................................  11.1
315 (a)  .................................................................................   6.1
    (b)  ...............................................................................6.5;11.5
    (c)  .................................................................................   6.1
    (d)  .................................................................................   6.1
    (e)  .................................................................................   5.13
316 (a) (last sentence)...................................................................   2.8
    (a)(1)(A).............................................................................   5.11
    (a)(1)(B).............................................................................   5.12
    (a)(2)................................................................................   N.A.
    (b)  .................................................................................   5.7
    (c)  .................................................................................   N.A
317 (a)(1)................................................................................   5.3
    (a)(2)................................................................................   5.3
    (b)  .................................................................................   3.3
318 (a)  .................................................................................  11.7

--------
1        Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

2        N.A. means Not Applicable.







                                TABLE OF CONTENTS


                                    ARTICLE I

                DEFINITIONS, USAGE AND INCORPORATION BY REFERENCE

   SECTION 1.1  Definitions and Usage............................................................3
   SECTION 1.2  Incorporation by Reference of Trust Indenture Act................................3


                                   ARTICLE II

                                    THE NOTES

   SECTION 2.1  Form.............................................................................4
   SECTION 2.2  Execution, Authentication and Delivery...........................................4
   SECTION 2.3  Temporary Notes..................................................................5
   SECTION 2.4  Tax Treatment....................................................................6
   SECTION 2.5  Registration; Registration of Transfer and Exchange..............................6
   SECTION 2.6  Mutilated, Destroyed, Lost or Stolen Notes.......................................7
   SECTION 2.7  Persons Deemed Owners............................................................8
   SECTION 2.8  Payment of Principal and Interest; Defaulted Interest............................8
   SECTION 2.9  Cancellation.....................................................................9
   SECTION 2.10  Release of Collateral..........................................................10
   SECTION 2.11  Book-Entry Notes...............................................................10
   SECTION 2.12  Notices to Clearing Agency.....................................................11
   SECTION 2.13  Definitive Notes...............................................................11
   SECTION 2.14  Authenticating Agents..........................................................12


                                   ARTICLE III

                                    COVENANTS

   SECTION 3.1  Payment of Principal and Interest...............................................13
   SECTION 3.2  Maintenance of Office or Agency.................................................13
   SECTION 3.3  Money for Payments To Be Held in Trust..........................................13
   SECTION 3.4  Existence.......................................................................15
   SECTION 3.5  Protection of Indenture Trust Estate............................................15
   SECTION 3.6  Opinions as to Indenture Trust Estate...........................................16
   SECTION 3.7  Performance of Obligations; Servicing of Receivables............................16
   SECTION 3.8  Negative Covenants..............................................................18
   SECTION 3.9  Annual Statement as to Compliance...............................................19
   SECTION 3.10  Issuer May Consolidate, etc., Only on Certain Terms............................19
   SECTION 3.11  Successor or Transferee........................................................21
   SECTION 3.12  No Other Business..............................................................22
   SECTION 3.13  No Borrowing...................................................................22
   SECTION 3.14  Servicer's Obligations.........................................................22
   SECTION 3.15  Guarantees, Loans, Advances and Other Liabilities..............................22
   SECTION 3.16  Capital Expenditures...........................................................22
   SECTION 3.17  Further Instruments and Acts...................................................22
   SECTION 3.18  Restricted Payments............................................................22
   SECTION 3.19  Notice of Events of Default....................................................23
   SECTION 3.20  Removal of Administrator.......................................................23
   SECTION 3.21  Calculation Agent..............................................................23
   SECTION 3.22  Representations and Warranties by the Issuer as to Security Interest...........23


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

   SECTION 4.1  Satisfaction and Discharge of  Indenture........................................25
   SECTION 4.2  Satisfaction, Discharge and Defeasance of Notes.................................26
   SECTION 4.3  Application of Trust Money......................................................27
   SECTION 4.4  Repayment of Monies Held by Note Paying Agent...................................28


                                    ARTICLE V

                                    REMEDIES

   SECTION 5.1  Events of Default...............................................................29
   SECTION 5.2  Acceleration of Maturity; Rescission and Annulment..............................30
   SECTION 5.3  Collection of Indebtedness and Suits for Enforcement by
                Indenture Trustee...............................................................31
   SECTION 5.4  Remedies; Priorities............................................................33
   SECTION 5.5  Optional Preservation of the Receivables........................................37
   SECTION 5.6  Limitation of Suits.............................................................38
   SECTION 5.7  Unconditional Rights of Noteholders To Receive Principal
                and Interest....................................................................38
   SECTION 5.8  Restoration of Rights and Remedies..............................................39
   SECTION 5.9  Rights and Remedies Cumulative..................................................39
   SECTION 5.10  Delay or Omission Not a Waiver.................................................39
   SECTION 5.11  Control by Controlling Note Class of Noteholders...............................39
   SECTION 5.12  Waiver of Past Defaults........................................................40
   SECTION 5.13  Undertaking for Costs..........................................................40
   SECTION 5.14  Waiver of Stay or Extension Laws...............................................40
   SECTION 5.15  Action on Notes................................................................41
   SECTION 5.16  Performance and Enforcement of Certain Obligations.............................41


                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

   SECTION 6.1  Duties of Indenture Trustee.....................................................43
   SECTION 6.2  Rights of Indenture Trustee.....................................................44
   SECTION 6.3  Individual Rights of Indenture Trustee..........................................45
   SECTION 6.4  Indenture Trustee's Disclaimer..................................................45
   SECTION 6.5  Notice of Defaults..............................................................45
   SECTION 6.6  Reports by Indenture Trustee to Noteholders.....................................45
   SECTION 6.7  Compensation and Indemnity......................................................45
   SECTION 6.8  Replacement of Indenture Trustee................................................46
   SECTION 6.9  Successor Indenture Trustee by Merger...........................................47
   SECTION 6.10  Appointment of Co-Indenture Trustee or Separate
                 Indenture Trustee..............................................................48
   SECTION 6.11  Eligibility; Disqualification..................................................49
   SECTION 6.12  Preferential Collection of Claims Against Issuer...............................50
   SECTION 6.13  Interest Rate Swap Provisions..................................................50


                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

   SECTION 7.1  Issuer To Furnish Indenture Trustee Names and Addresses of
                Noteholders.....................................................................52
   SECTION 7.2  Preservation of Information; Communications to Noteholders......................52
   SECTION 7.3  Reports by Issuer...............................................................52
   SECTION 7.4  Reports by Indenture Trustee....................................................53


                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

   SECTION 8.1  Collection of Money.............................................................54
   SECTION 8.2  Trust Accounts and Payahead Account.............................................54
   SECTION 8.3  General Provisions Regarding Accounts...........................................58
   SECTION 8.4  Release of Indenture Trust Estate...............................................59
   SECTION 8.5  Opinion of Counsel..............................................................59


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

   SECTION 9.1  Supplemental Indentures Without Consent of Noteholders..........................60
   SECTION 9.2  Supplemental Indentures with Consent of Noteholders.............................62
   SECTION 9.3  Execution of Supplemental Indentures............................................64
   SECTION 9.4  Effect of Supplemental Indenture................................................64
   SECTION 9.5  Conformity with Trust Indenture Act.............................................64
   SECTION 9.6  Reference in Notes to Supplemental Indentures...................................64


                                    ARTICLE X

                               REDEMPTION OF NOTES

   SECTION 10.1 Redemption.....................................................................65
   SECTION 10.2 Form of Redemption Notice......................................................65
   SECTION 10.3 Notes Payable on Redemption Date...............................................65


                                   ARTICLE XI

                                  MISCELLANEOUS

   SECTION 11.1 Compliance Certificates and Opinions, etc......................................66
   SECTION 11.2 Form of Documents Delivered to Indenture Trustee...............................68
   SECTION 11.3 Acts of Noteholders............................................................68
   SECTION 11.4 Notices, etc., to Indenture Trustee, Issuer and Rating Agencies................69
   SECTION 11.5 Notices to Noteholders; Waiver.................................................70
   SECTION 11.6 Alternate Payment and Notice Provisions........................................70
   SECTION 11.7 Conflict with Trust Indenture Act..............................................71
   SECTION 11.8 Effect of Headings and Table of Contents.......................................71
   SECTION 11.9 Successors and Assigns.........................................................71
   SECTION 11.10 Separability..................................................................71
   SECTION 11.11 Benefits of Indenture.........................................................71
   SECTION 11.12 Legal Holidays................................................................71
   SECTION 11.13 Governing Law.................................................................71
   SECTION 11.14 Counterparts..................................................................72
   SECTION 11.15 Recording of Indenture........................................................72
   SECTION 11.16 Trust Obligation..............................................................72
   SECTION 11.17 Subordination of  Claims against Seller.......................................72
   SECTION 11.18 No Petition...................................................................73
   SECTION 11.19 Inspection....................................................................73



EXHIBIT A-1

         FORM OF CLASS A-1 NOTE.............................................................A-1-1

EXHIBIT A-2

         FORM OF CLASS A-2 NOTE.............................................................A-2-1

EXHIBIT A-3

         FORM OF CLASS A-3 NOTE.............................................................A-3-1

EXHIBIT A-4

         FORM OF CLASS A-4 NOTE.............................................................A-4-1

EXHIBIT B

         FORM OF CLASS B NOTE.................................................................B-1

EXHIBIT C

         FORM OF NOTE DEPOSITORY AGREEMENT....................................................C-1

SCHEDULE A

         Schedule of Receivables.............................................................SA-1

APPENDIX A

         Definitions and Usage...............................................................AA-1


                  INDENTURE, dated as of August 1, 2002, (as from time to time amended, supplemented or otherwise modified and in effect, this "Indenture") between FORD CREDIT AUTO OWNER TRUST 2002-D, a Delaware business trust, as Issuer, and THE BANK OF NEW YORK, a New York corporation, as trustee for the benefit of the Noteholders and as agent for the Swap Counterparties (in such capacity, the "Indenture Trustee") and not in its individual capacity.

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Issuer's Class A-1 1.79% Asset Backed Notes (the "Class A-1 Notes"), Class A-2a 2.10% Asset Backed Notes (the "Class A-2a Notes"), Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), Class A-3a 2.68% Asset Backed Notes (the "Class A-3a Notes"), Class A-3b Floating Rate Asset Backed Notes (the "Class A-3b Notes" and, together with the Class A-3a Notes, the "Class A-3 Notes"), Class A-4a 3.13% Asset Backed Notes (the "Class A-4a Notes"), Class A-4b Floating Rate Asset Backed Notes (the "Class A-4b Notes" and, together with the Class A-4a Notes, the "Class A-4 Notes" and, such Class A-4 Notes, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), Class B 3.56% Asset Backed Notes (the "Class B Notes") and Class C 4.40% Asset Backed Notes (the "Class C Notes" and, together with the Class A Notes and the Class B Notes, the "Notes") and the Swap Counterparties.

                                 GRANTING CLAUSE

                  The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Noteholders and the Swap Counterparties, all of the Issuer's right, title and interest in, to and under, whether now owned or existing or hereafter acquired or arising, (a) the Receivables; (b) with respect to Actuarial Receivables, monies due thereunder on or after the Cutoff Date (including Payaheads) and, with respect to Simple Interest Receivables, monies due or received thereunder on or after the Cutoff Date (including in each case any monies received prior to the Cutoff Date that are due on or after the Cutoff Date and were not used to reduce the principal balance of the Receivable); (c) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (d) rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors;
(e) Dealer Recourse; (f) all of the rights to the Receivable Files; (g) the Trust Accounts and all amounts, securities, investments and other property deposited in or credited to any of the foregoing and all proceeds thereof; (h) the Sale and Servicing Agreement; (i) all of the rights under the Purchase Agreement, including the right of the Seller to cause Ford Credit to repurchase Receivables from the Seller; (j) payments and proceeds with respect to the Receivables held by the Servicer; (k) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable purchased by the Servicer or repurchased by the Seller); (l) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; (m) all of the Issuer's rights in the Interest Rate Swap Agreements and (n) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

                  The foregoing Grant is made in trust to secure (a) the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture and (b) payment of amounts payable to the Swap Counterparties under the Interest Rate Swap Agreements.

                  The Indenture Trustee, as Indenture Trustee on behalf of the Noteholders and the Swap Counterparties, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders and the Swap Counterparties may be adequately and effectively protected.

                                   ARTICLE I

                DEFINITIONS, USAGE AND INCORPORATION BY REFERENCE

SECTION 1.1 Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

SECTION 1.2 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" shall mean the Notes.

                  "indenture security holder" shall mean a Noteholder.

                  "indenture to be qualified" shall mean this Indenture.

                  "indenture trustee" or "institutional trustee" shall mean the Indenture Trustee.

                  "obligor" on the indenture securities shall mean the Issuer and any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                                   ARTICLE II

                                    THE NOTES

SECTION 2.1     Form. The Class A-1 Notes, the Class A-2a Notes, the Class
A-2b Notes, the Class A-3a Notes, the Class A-3b Notes, the Class A-4a Notes, the Class A-4b Notes, the Class B Notes and the Class C Notes, together with the Indenture Trustee's certificates of authentication, shall be in substantially the form set forth in Exhibit A-1, Exhibit A-2a, Exhibit A-2b, Exhibit A-3a, Exhibit A-3b, Exhibit A-4a, Exhibit A-4b, Exhibit B and Exhibit C, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

(a) The definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

(b) Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A-1, Exhibit A-2a, Exhibit A-2b, Exhibit A-3a, Exhibit A-3b, Exhibit A-4a, Exhibit A-4b, Exhibit B and Exhibit C are part of the terms of this Indenture and are incorporated herein by reference.

SECTION 2.2 Execution, Authentication and Delivery. (a) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

(b) Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

(c) The Indenture Trustee shall, upon Issuer Order, authenticate and deliver the Notes for original issue in the Classes and initial aggregate principal amounts as set in the table below.

     Class                                          Initial Aggregate
                                                     Principal Amount

Class A-1 Notes                                      $602,000,000

Class A-2a Notes                                     $200,000,000

Class A-2b Note                                      $1,116,000,000

Class A-3a Notes                                     $250,000,000

Class A-3b Note                                      $306,000,000

Class A-4a Notes                                     $204,737,000

Class A-4b Note                                      $171,000,000

Class B Notes                                        $89,992,000

Class C Notes                                        $59,994,000

The aggregate principal amount of Class A-1 Notes, the Fixed Rate Notes, the Floating Rate Notes, Class B Notes and Class C Notes Outstanding at any time may not exceed those respective amounts except as provided in Section 2.6.


(d) The Class A-1 Notes shall be issuable as Book-Entry Notes in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof. The Fixed Rate Notes and Floating Rate Notes shall be issuable as Book-Entry Notes in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof.

(e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

SECTION 2.3 Temporary Notes. (a) Pending the preparation of definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing the temporary Notes may determine, as evidenced by their execution of such temporary Notes.

                  If temporary Notes are issued, the Issuer shall cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

SECTION 2.4 Tax Treatment. The Issuer has entered into this Indenture, and the Notes shall be issued, with the intention that, for federal, State and local income and franchise tax purposes, the Notes shall qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer; provided, that the Issuer and each Noteholder agree that in the event the Class B Notes or the Class C Notes were recharacterized as an equity interest in the Issuer, the allocation provisions of the Trust Agreement would apply.

SECTION 2.5 Registration; Registration of Transfer and Exchange. (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar. If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, (i) the Issuer shall give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, (ii) the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and (iii) the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

(b)   Reserved

(c) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(1) of the UCC are met the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denomination, of a like aggregate principal amount.

(d) At the option of the Noteholder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of
Section 8-401(1) of the UCC are met, the Issuer shall execute, the Indenture Trustee shall authenticate, and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making such exchange is entitled to receive.

(e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

(f) Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder thereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and (ii) accompanied by such other documents or evidence as the Indenture Trustee may require.

(g) No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.

(h) The preceding provisions of this Section 2.5 notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of fifteen (15) days preceding the Payment Date for any payment with respect to such Note.

SECTION 2.6 Mutilated, Destroyed, Lost or Stolen Notes. (a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, as defined in Section 8-303 of the UCC, and provided that the requirements of
Section 8-405 of the UCC are met, the Issuer shall execute, and upon Issuer Request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven (7) days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

(b) Upon the issuance of any replacement Note under this Section 2.6, the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

(c) Every replacement Note issued pursuant to this Section 2.6 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

(d) The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 2.7 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

SECTION 2.8 Payment of Principal and Interest; Defaulted Interest. (a) The Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes, the Class A-4a Notes, the Class A-4b Notes, the Class B Notes and the Class C Notes shall accrue interest at the Class A-1 Rate, the Class A-2a Rate, the Class A-2b Rate, the Class A-3a Rate, the Class A-3b Rate, the Class A-4a Rate, the Class A-4b Rate, the Class B Rate and the Class C Rate, respectively, as set forth in Exhibit A-1, Exhibit A-2a, Exhibit A-2b, Exhibit A-3a, Exhibit A-3b, Exhibit A-4a, Exhibit A-4b, Exhibit B and Exhibit C, respectively, and such interest shall be due and payable on each Payment Date as specified therein, subject to Section 3.1. Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners pursuant to Section 2.13, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee, and except for the final installment of principal payable with respect to such Note on a Payment Date, the Redemption Date or the applicable Final Scheduled Payment Date, which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

(b) The principal of each Note shall be payable in installments on each Payment Date as provided in the forms of Notes set forth in Exhibit A-1, Exhibit A-2a, Exhibit A-2b, Exhibit A-3a, Exhibit A-3b, Exhibit A-4a, Exhibit A-4b, Exhibit B and Exhibit C hereto. Notwithstanding the foregoing, the entire unpaid principal amount of each Class of Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note shall be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment shall be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with the redemption of Notes shall be mailed to Noteholders as provided in Section 10.2.

(c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Interest Rate on the Payment Date following such default. The Issuer shall pay such defaulted interest to the Persons who are Noteholders on the Record Date for such following Payment Date.

SECTION 2.9 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.9, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it and so long as such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

SECTION 2.10 Release of Collateral. Subject to Section 11.1 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates. If the Commission shall issue an exemptive order under TIA Section 304(d) modifying the Owner Trustee's obligations under TIA Sections 314(c) and 314(d)(1), subject to Section 11.1 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture in accordance with the conditions and procedures set forth in such exemptive order.

SECTION 2.11 Book-Entry Notes. The Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner thereof shall receive a Definitive Note (as defined below) representing such Note Owner's interest in such Note, except as provided in Section 2.13. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to Section 2.13:

(i) the provisions of this Section 2.11 shall be in full force and effect;

(ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Book-Entry Notes and the giving of instructions or directions hereunder) as the sole Noteholder, and shall have no obligation to the Note Owners;

(iii) to the extent that the provisions of this Section 2.11 conflict with any other provisions of this Indenture, the provisions of this Section 2.11 shall control;

(iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement. Unless and until Definitive Notes are issued to Note Owners pursuant to Section 2.13, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Book-Entry Notes to such Clearing Agency Participants; and

(v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of Notes evidencing a specified percentage of the Note Balance of the Notes Outstanding (or any Class thereof, including the Controlling Note Class) the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest of the Notes Outstanding (or Class thereof, including the Controlling Note Class) and has delivered such instructions to the Indenture Trustee.

SECTION 2.12 Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders of Book-Entry Notes is required under this Indenture, unless and until Definitive Notes shall have been issued to the Note Owners pursuant to Section 2.13, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders of Book-Entry Notes to the Clearing Agency, and shall have no obligation to such Note Owners.

SECTION 2.13 Definitive Notes. With respect to any Class or Classes of Book-Entry Notes, if (i) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to such Class of Book-Entry Notes and the Administrator is unable to locate a qualified successor, (ii) the Administrator, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default or an Event of Servicing Termination, Note Owners of such Class of Book-Entry Notes evidencing beneficial interests aggregating not less than a majority of the Note Balance of such Class advise the Indenture Trustee and the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Class of Note Owners, then the Clearing Agency shall notify all Note Owners of such Class and the Indenture Trustee of the occurrence of such event and of the availability of Definitive Notes to the Note Owners of the applicable Class requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes to Note Owners, the Indenture Trustee shall recognize the holders of such Definitive Notes as Noteholders.

SECTION 2.14 Authenticating Agents. (a) The Indenture Trustee may appoint one or more Persons (each, an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.2, 2.3, 2.5, 2.6 and 9.6, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section 2.14 shall be deemed to be the authentication of Notes "by the Indenture Trustee."

(b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

(c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Owner Trustee. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Owner Trustee. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to the Owner Trustee.

(d) The Administrator agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services. The provisions of Sections 2.9 and 6.4 shall be applicable to any Authenticating Agent.

                                   ARTICLE III

                                    COVENANTS

SECTION 3.1 Payment of Principal and Interest. The Issuer shall duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing and subject to Section 8.2, on each Payment Date the Issuer shall cause to be paid all amounts on deposit in the Collection Account and the Principal Distribution Account with respect to the Collection Period preceding such Payment Date and deposited therein pursuant to the Sale and Servicing Agreement. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

SECTION 3.2 Maintenance of Office or Agency. The Issuer shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer shall give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If, at any time, the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

SECTION 3.3 Money for Payments To Be Held in Trust. (a) As provided in Sections 8.2 and 5.4(b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Trust Accounts and the Payahead Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Note Paying Agent, and no amounts so withdrawn from the Trust Accounts and the Payahead Account for payments of Notes shall be paid over to the Issuer, except as provided in this Section 3.3.

(b) On or before each Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes and under the Interest Rate Swap Agreements, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Note Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

(c) The Issuer shall cause each Note Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Note Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Note Paying Agent shall:

(i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Note Paying Agent;

(iv) immediately resign as a Note Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

(v) comply with all requirements of the Code and any State or local tax law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

(d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such payment by any Note Paying Agent to the Indenture Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

(e) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two (2) years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Note Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Note Paying Agent, at the last address of record for each such Noteholder).

SECTION 3.4 Existence. The Issuer shall keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Indenture Trust Estate.

SECTION 3.5 Protection of Indenture Trust Estate. The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

(i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

(ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii)     enforce any of the Collateral; or

(iv) preserve and defend title to the Indenture Trust Estate and the rights of the Indenture Trustee, the Swap Counterparties and the Noteholders in such Indenture Trust Estate against the claims of all Persons.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.5; provided, however, that the Indenture Trustee shall be under no obligation to file any such financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.5.

SECTION 3.6 Opinions as to Indenture Trust Estate. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

(b) On or before April 30 in each calendar year, beginning in 2003, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements and any other action that may be required by law as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that shall, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 30 in the following calendar year.

SECTION 3.7 Performance of Obligations; Servicing of Receivables. (a) The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Indenture Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture and the other Basic Documents.

(b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

(c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Indenture Trust Estate, including, but not limited to, filing or causing to be filed all financing statements and continuation statements required to be filed under the UCC by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee and the Noteholders of Notes evidencing not less than a majority of the Note Balance of each Class of Notes then Outstanding, voting separately.

(d) If the Issuer shall have knowledge of the occurrence of an Event of Servicing Termination under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If an Event of Servicing Termination shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

(e) As promptly as possible after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to Section 8.1 of the Sale and Servicing Agreement or the Servicer's resignation in accordance with the terms of the Sale and Servicing Agreement, the Issuer shall appoint a Successor Servicer meeting the requirements of the Sale and Servicing Agreement, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. If the Indenture Trustee shall be legally unable to act as Successor Servicer, it may appoint, or petition a court of competent jurisdiction to appoint, a Successor Servicer. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event shall be released from such duties and obligations, such release not to be effective until the date a new servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer under the Sale and Servicing Agreement. Any Successor Servicer (other than the Indenture Trustee) shall (i) be an established institution having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of automotive receivables and (ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to the Servicer. If, within thirty
(30) days after the delivery of the notice referred to above, the Issuer shall not have obtained such a new servicer, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer. In connection with any such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Sale and Servicing Agreement, and, in accordance with Section 8.2 of the Sale and Servicing Agreement, the Issuer shall enter into an agreement with such successor for the servicing of the Receivables (such agreement to be in form and substance satisfactory to the Indenture Trustee). If the Indenture Trustee shall succeed to the Servicer's duties as servicer of the Receivables as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI hereof shall be inapplicable to the Indenture Trustee in its duties as the successor to the Servicer and the servicing of the Receivables. In case the Indenture Trustee shall become successor to the Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Servicer any one of its Affiliates; provided that the Indenture Trustee, in its capacity as the Servicer, shall be fully liable for the actions and omissions of such Affiliate in such capacity as Successor Servicer.

(f) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee. As soon as a Successor Servicer is appointed by the Issuer, the Issuer shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such Successor Servicer.

(g) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer hereby agrees that it shall not, without the prior written consent of the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority in Note Balance of the Notes Outstanding and upon prior written notice to the Rating Agencies, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement or the other Basic Documents).

SECTION 3.8 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

(i) except as expressly permitted by this Indenture, the Trust Agreement, the Purchase Agreement or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Indenture Trust Estate, unless directed to do so by the Indenture Trustee;

(ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon the Trust or the Indenture Trust Estate;

(iii)             dissolve or liquidate in whole or in part; or

(iv) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the assets of the Issuer, including those included in the Indenture Trust Estate, or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Financed Vehicles and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Indenture Trust Estate.

SECTION 3.9 Annual Statement as to Compliance. The Issuer shall deliver to the Indenture Trustee, within 120 days after the end of each calendar year, an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

(i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

(ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

SECTION 3.10    Issuer May Consolidate, etc., Only on Certain Terms.


(a) The Issuer shall not consolidate or merge with or into any other Person, unless:

(i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii) mmediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii) Rating Agency Confirmation shall have been provided with respect to such transaction;

(iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

(v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi) the Issuer shall have delivered to the Seller, the Servicer, the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

(b) Other than as specifically contemplated by the Basic Documents, the Issuer shall not convey or transfer any of its properties or assets, including those included in the Indenture Trust Estate, to any Person, unless:

(i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and of all obligations under the Interest Rate Swap Agreements and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders and the Swap Counterparties, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes, and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

(ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii)Rating Agency Confirmation shall have been provided with respect to such transaction;

(iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

(v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

SECTION 3.11 Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

(b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that the Issuer is to be so released.

SECTION 3.12 No Other Business. The Issuer shall not engage in any business other than financing, acquiring, owning and pledging the Receivables in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto.

SECTION 3.13 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes and the Certificates.

SECTION 3.14 Servicer's Obligations. The Issuer shall cause the Servicer to comply with the Sale and Servicing Agreement, including Sections 3.9, 3.10, 3.11, 3.12, 3.13 and 4.9 and Article VII thereof.

SECTION 3.15 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture and the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

SECTION 3.16 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

SECTION 3.17 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

SECTION 3.18 Restricted Payments. The Issuer shall not, directly or indirectly, (i) make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer or the Administrator, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) payments to the Servicer, the Seller, the Administrator, the Owner Trustee, the Indenture Trustee, the Swap Counterparties, the Noteholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, this Indenture and the other Basic Documents and (y) payments to the Indenture Trustee pursuant to Section 2(a)(ii) of the Administration Agreement. The Issuer shall not, directly or indirectly, make payments to or distributions from the Collection Account or the Principal Distribution Account except in accordance with this Indenture and the other Basic Documents.

SECTION 3.19 Notice of Events of Default. The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and of each default on the part of any party to the Sale and Servicing Agreement, the Purchase Agreement or the Interest Rate Swap Agreements with respect to any of the provisions thereof.

SECTION 3.20 Removal of Administrator. For so long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless Rating Agency Confirmation shall have been provided in connection therewith.

SECTION 3.21 Calculation Agent. (a) The Issuer agrees that for so long as any of the Floating Rate Notes are Outstanding there shall at all times be an agent appointed to calculate LIBOR in respect of each Interest Period (the "Calculation Agent"). The Issuer hereby appoints The Bank of New York as Calculation Agent for purposes of determining LIBOR for each Interest Period and The Bank of New York hereby accepts such appointment. The Calculation Agent may be removed by the Issuer at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, the Issuer shall promptly appoint as a replacement Calculation Agent a leading bank which is engaged in transactions in Eurodollar deposits in the international Eurodollar market and which does not control or is not controlled by or under common control with the Issuer or its Affiliates. The Calculation Agent may not resign its duties without a successor having been duly appointed.

(b) The Calculation Agent shall be required to calculate on each LIBOR Determination Date the interest rate for the Outstanding Floating Rate Notes of each Class for the related Interest Period (in each case, at a rate per annum rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward) and the amount of interest payable (rounded to the nearest cent, with half a cent being rounded upwards) on the related Payment Date. The determination of such interest rates by the Calculation Agent shall (in the absence of manifest error) be final and binding upon all parties.

SECTION 3.22    Representations and Warranties by the Issuer as to Security
Interest.

(a) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

(b) All of the Permitted Investments have been and will be credited to one of the Collection Account, the Reserve Account, the Principal Distribution Account and the Payahead Account. The securities intermediary for each Securities Account has agreed to treat all assets credited to the Securities Accounts as "financial assets" within the meaning of the applicable UCC. The Collateral (other than those Permitted Investments which have been credited to one of the Collection Account, the Reserve Account, the Principal Distribution Account or the Payahead Account) constitutes either "chattel paper," "instruments" or "general intangibles" within the meaning of the applicable UCC.

(c) The Issuer owns and has good and marketable title to the Receivables. The Receivables are free and clear of any lien, claim or encumbrance of any Person (other than the Indenture Trustee and other than as permitted by the Purchase Agreement and the Sale and Servicing Agreement). The Issuer has received all consents and approvals required by the terms of the Receivables and the Interest Rate Swap Agreements to transfer to the Indenture Trustee all of its interest and rights in the Receivables and the Interest Rate Swap Agreements except to the extent that any requirement for consent or approval is rendered ineffective under the applicable UCC.

(d) The Issuer has caused or will have caused, within ten days of the issuance of the Notes, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted in the Collateral to the Indenture Trustee.

(e) The Issuer has delivered to the Indenture Trustee a fully executed agreement pursuant to which the securities intermediary has agreed to comply with all instructions originated by the Indenture Trustee relating to the Securities Accounts without further consent by the Issuer.

(f) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any part of the Collateral. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering any part of the Collateral, other than any financing statements relating to the security interest granted to the Indenture Trustee. The Issuer is not aware of any judgment or tax lien filings against it.

(g) The Securities Accounts (other than the Payahead Account) are not in the name of any person other than the Issuer or the Indenture Trustee. The Issuer has not consented to the securities intermediary of any Securities Account complying with entitlement orders of any person other than the Indenture Trustee.

(h) All financing statements filed or to be filed against the Trust in favor of the Indenture Trustee in connection herewith describing the Collateral contain a statement to the following effect: "The grant of a security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee."

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 4.1 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12 and 3.13, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.7 and the obligations of the Indenture Trustee under Section 4.3), and (vi) the rights of Noteholders and Swap Counterparties as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

(A)      either

     (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.6 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation have become due and payable and the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient without reinvestment to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the applicable Final Scheduled Payment Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1), as the case may be, and all fees due and payable to the Indenture Trustee;

(B) the Issuer has paid or caused to be paid all other sums payable hereunder and under any of the other Basic Documents by the Issuer;

(C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and, subject to Section 11.2, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

          (1) the Issuer has delivered to the Indenture Trustee an Opinion of Counsel to the effect that the satisfaction and discharge of the Notes pursuant to this Section 4.1 will not cause any Noteholder to be treated as having sold or exchanged any of its Notes for purposes of Section 1001 of the Code.

Upon the satisfaction and discharge of the Indenture pursuant to this Section 4.1, at the request of the Owner Trustee, the Indenture Trustee shall deliver to the Owner Trustee a certificate of a Trustee Officer stating that all Noteholders have been paid in full and stating whether, to the best knowledge of such Trustee Officer, any claims remain against the Issuer in respect of the Indenture and the Notes.

SECTION 4.2     Satisfaction, Discharge and Defeasance of Notes.

(a) Upon satisfaction of the conditions set forth in subsection (b) below, the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Notes, and the provisions of this Indenture, as it relates to such Notes, shall no longer be in effect (and the Indenture Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.2, 3.3, 3.4, 3.5, 3.8, 3.10, 3.12 and 3.13, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.3), and (vi) the rights of Noteholders and Swap Counterparties as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them.

(b) The satisfaction, discharge and defeasance of the Notes pursuant to subsection (a) of this Section 4.2 is subject to the satisfaction of all of the following conditions:

(i) the Issuer has deposited or caused to be deposited irrevocably (except as provided in Section 4.4) with the Indenture Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Noteholders, which, through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day prior to the due date of any payment referred to below, money in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay and discharge the entire indebtedness on the Outstanding Notes, for principal thereof and interest thereon to the date of such deposit (in the case of Notes that have become due and payable) or to the maturity of such principal and interest, as the case may be, and to pay any amounts then due and payable to the Swap Counterparties;

(ii) such deposit will not result in a breach or violation of, or constitute an event of default under, any other agreement or instrument to which the Issuer is bound;

(iii)no Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or on the ninety-first (91st) day after such date;

(iv) the Issuer has delivered to the Indenture Trustee an Opinion of Counsel to the effect that the satisfaction, discharge and defeasance of the Notes pursuant to this Section 4.2 will not cause any Noteholder to be treated as having sold or exchanged any of its Notes for purposes of Section 1001 of the Code; and

(v) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the defeasance contemplated by this Section 4.2 have been complied with.

SECTION 4.3 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Sections 4.1 and 4.2 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Note Paying Agent, as the Indenture Trustee may determine, to the Noteholders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest, and for payment to the Swap Counterparties of all sums, if any, due or to become due to the Swap Counterparties under and in accordance with this Indenture and the Interest Rate Swap Agreements, but such monies need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

SECTION 4.4 Repayment of Monies Held by Note Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Note Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such monies.

                                   ARTICLE V

                                    REMEDIES

SECTION 5.1 Events of Default. "Event of Default," wherever used herein, means the occurrence of any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) default in the payment of interest due on any Note of the Controlling Note Class when the same becomes due and payable on each Payment Date, and such default shall continue for a period of five (5) days or more; or

          (ii) default in the payment of the principal of any Note when the same becomes due and payable; or

          (iii)default in the observance or performance of any material covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 5.1 specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of sixty (60) days or in the case of a materially incorrect representation and warranty thirty (30) days, after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Noteholders of Notes evidencing not less than 25% of the Note Balance of the Controlling Note Class, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Indenture Trust Estate in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

          (v) the commencement by the Issuer of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

The Issuer shall deliver to the Indenture Trustee (with a copy to any Qualified Institution or Qualified Trust Institution (if not the Indenture Trustee) maintaining any Trust Accounts), within five (5) days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) above, its status and what action the Issuer is taking or proposes to take with respect thereto.

SECTION 5.2 Acceleration of Maturity; Rescission and Annulment. (a) If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Note Class may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. If an Event of Default specified in Section 5.1(iv) or (v) occurs, all unpaid principal, together with all accrued and unpaid interest thereon, of all the Notes, and all other amounts payable hereunder, shall automatically become due and payable without any declaration or other act on the part of the Indenture Trustee or any Noteholder. In the event of such declaration or automatic acceleration, the Indenture Trustee shall give prompt written notice to the Swap Counterparties and the Qualified Institution or Qualified Trust Institution maintaining the Reserve Account, the Collection Account and the Payahead Account.

(b) At any time after a declaration of acceleration of maturity has been made and before a judgment or decree for payment of the amount due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Note Class, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

(i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

          (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes or under the Interest Rate Swap Agreements if the Event of Default giving rise to such acceleration had not occurred;

          (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

(ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Issuer covenants that if (i) there is an Event of Default relating to the nonpayment of any interest on any Note when the same becomes due and payable, and such Event of Default continues for a period of five (5) days, or (ii) there is an Event of Default relating to the nonpayment in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Noteholders, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the applicable Note Interest Rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents, attorneys and counsel.

(b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable.

(c) If an Event of Default occurs and is continuing, the Indenture Trustee, as more particularly provided in Section 5.4, in its discretion, may proceed to protect and enforce its rights and the rights of the Noteholders and the Swap Counterparties, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Indenture Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances and disbursements made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith), of the Swap Counterparties and of the Noteholders allowed in such Proceedings;

(ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders and the Swap Counterparties in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii) to collect and receive any monies or other property payable or deliverable on any such claims and to pay all amounts received with respect to the claims of the Noteholders, the Swap Counterparties and of the Indenture Trustee on their behalf; and

(iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Swap Counterparties or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances and disbursements made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith, and any other amounts due the Indenture Trustee pursuant to
Section 6.7.

(e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder or of any Swap Counterparty any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the Interest Rate Swap Agreements or the rights of any Noteholder or any Swap Counterparty to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder or any Swap Counterparty in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, shall be for the ratable benefit of the Noteholders and the Swap Counterparties in respect of which such judgment has been recovered.

(g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

SECTION 5.4 Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may do one or more of the following (subject to the notice requirement in Section 5.2(a) and subject to Section 5.5):

(i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

(ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Indenture Trust Estate;

(iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders and Swap Counterparties; and

(iv) sell the Indenture Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law.

provided, however, the Indenture Trustee may not sell or otherwise liquidate the Indenture Trust Estate unless:

(A)      the Event of Default is of the type described in Section 5.1(i) or
         (ii); or

(B)      with respect to any Event of Default described in Section 5.1(iv) and
         (v):

          (1) the Noteholders of Notes evidencing 100% of the Note Balance of the Controlling Note Class consent thereto; or

          (2) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and the accrued interest on the Outstanding Notes and all payments due and payable (including any Swap Termination Payments) pursuant to the Interest Rate Swap Agreements; or

          (3) the Indenture Trustee

                                    (x) determines (but shall have no obligation
                                        to make such determination) that the
                                        Indenture Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable; and

                                    (y) the Indenture Trustee obtains the
                                        consent of Noteholders of Notes
                                        evidencing not less than 66b% of the
                                        Note Balance of the Controlling Note
                                        Class; or

(C)      with respect to an Event of Default described in Section 5.1(iii):

          (1) the Noteholders of all Outstanding Notes and the Certificateholders of all outstanding Certificates consent thereto; or

          (2) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest on the Outstanding Notes and outstanding Certificates and all payments due and payable (including Swap Termination Payments) pursuant to the Interest Rate Swap Agreements.

In determining such sufficiency or insufficiency with respect to clauses (B)(2),
(C)(2) and (B)(3)(x) above, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

(b) Notwithstanding the provisions of Section 8.2, if the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

          (i) first, to the Indenture Trustee for amounts due under Section 6.7;

          (ii) second, to the Servicer for due and unpaid Servicing Fees;

          (iii)third, to the Swap Counterparties, the amount of the Net Swap Payments then due under the Interest Rate Swap Agreements (exclusive of any Swap Termination Payments);

          (iv) fourth, with the same priority and ratably, in accordance with the Principal Balance of the Class A Notes Outstanding and the amount of any Swap Termination Payments due and payable by the Issuer to the Swap Counterparties, (1) to Noteholders of the Class A Notes, for amounts due and unpaid on the Class A Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable by the Issuer to the Noteholders of the Class A Notes for interest, the Accrued Class A Note Interest and (2) to the Swap Counterparties, any Swap Termination Payments, provided, that if any amounts are remaining after such allocations are made, such amounts will be allocated to the Swap Counterparties to the extent of any unpaid Swap Termination Payments;

          (v) fifth, to Noteholders of the Class A-1 Notes for amounts due and unpaid on the Class A-1 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-1 Notes for principal, until the principal amount of the Outstanding Class A-1 Notes is reduced to zero;

          (vi) sixth, to Noteholders of the Class A-2 Notes for amounts due and unpaid on the Class A-2 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-2 Notes for principal, until the principal amount of the Outstanding Class A-2 Notes is reduced to zero;

          (vii) seventh, to Noteholders of the Class A-3 Notes for amounts due and unpaid on the Class A-3 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-3 Notes for principal, until the principal amount of the Outstanding Class A-3 Notes is reduced to zero;

          (viii) eighth, to Noteholders of the Class A-4 Notes for amounts due and unpaid on the Class A-4 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-4 Notes for principal, until the principal amount of the Outstanding Class A-4 Notes is reduced to zero;

          (ix) ninth, to Noteholders of the Class B Notes for amounts due and unpaid on the Class B Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for interest;

          (x) tenth, to Noteholders of the Class B Notes for amounts due and unpaid on the Class B Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for principal, until the principal amount of the Outstanding Class B Notes is reduced to zero;

          (xi) eleventh, to Noteholders of the Class C Notes for amounts due and unpaid on the Class C Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes for interest;

          (xii) twelfth, to Noteholders of the Class C Notes for amounts due and unpaid on the Class C Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes for principal, until the principal amount of the Outstanding Class C Notes is reduced to zero;

          (xiii)   thirteenth,   to  the  Issuer  for  amounts  required  to  be
     distributed to the Certificateholders pursuant to the Trust Agreement and the Sale and Servicing Agreement; and

          (xiv) fourteenth, to the Seller, any money or property remaining after payment in full of the amounts described in clauses (i)-(xiii) of this
     Section 5.4(b).

The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.4. At least fifteen (15) days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

(c) Upon a sale or other liquidation of the Receivables in the manner set forth in Section 5.4(a), the Indenture Trustee shall provide reasonable prior notice of such sale or liquidation to each Noteholder, Certificateholder and to the Swap Counterparties. A Noteholder or Certificateholder or Swap Counterparty may submit a bid with respect to such sale.

SECTION 5.5 Optional Preservation of the Receivables. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Indenture Trust Estate and apply proceeds as if there had been no declaration of acceleration; provided, however, that funds on deposit in the Collection Account at the time the Indenture Trustee makes such election or deposited therein during the Collection Period in which such election is made (including funds, if any, deposited therein from the Reserve Account and the Payahead Account) shall be applied in accordance with such declaration of acceleration in the manner specified in Section 4.6(c) of the Sale and Servicing Agreement. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and any amounts owing to the Swap Counterparties, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Indenture Trust Estate. In determining whether to maintain possession of the Indenture Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

SECTION 5.6 Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a) such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(b) the Noteholders of Notes evidencing not less than 25% of the Note Balance of the Controlling Note Class have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(c) such Noteholder or Noteholders have offered to the Indenture Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

(d) the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

(e) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty-day period by the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Note Class.

                  It is understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

                  In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each evidencing less than a majority of the Note Balance of the Controlling Note Class, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

SECTION 5.7 Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, any Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on its Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

SECTION 5.8 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

SECTION 5.9 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or any acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

SECTION 5.11 Control by Controlling Note Class of Noteholders. The Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Note Class shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

(a) such direction shall not be in conflict with any rule of law or with this Indenture;

(b) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Indenture Trust Estate shall be by Noteholders of Notes evidencing not less than 100% of the Note Balance of the Controlling Note Class;

(c) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Indenture Trust Estate pursuant to such
Section 5.5, then any direction to the Indenture Trustee by Noteholders of Notes evidencing less than 100% of the Note Balance of the Controlling Note Class to sell or liquidate the Indenture Trust Estate shall be of no force and effect; and

(d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section 5.11, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in costs or expenses for which it would not be adequately indemnified or expose it to personal liability or might materially adversely affect or unduly prejudice the rights of any Noteholders not consenting to such action.

SECTION 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Note Class may waive any past Default or Event of Default and its consequences except a Default (a) in the payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be amended, supplemented or modified without the consent of each Noteholder. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

SECTION 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder or group of Noteholders, in each case holding in the aggregate more than 10% of the principal amount of the Notes Outstanding (or in the case of a right or remedy under this Indenture which is instituted by the Controlling Note Class, more than 10% of the Controlling Note Class) or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

SECTION 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture, and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 5.15 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Indenture Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).

SECTION 5.16 Performance and Enforcement of Certain Obligations. (a) Promptly following a request from the Indenture Trustee to do so, and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement, or by the Seller and Ford Credit, as applicable, of each of their obligations under or in connection with the Purchase Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement and the Purchase Agreement, as the case may be, to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller, the Servicer or Ford Credit thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement or by the Seller or Ford Credit of each of their obligations under the Purchase Agreement.

(b) Promptly following a request from the Indenture Trustee to do so, and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Swap Counterparties in accordance with the Interest Rate Swap Agreements and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Interest Rate Swap Agreements to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Swap Counterparties of their obligations under the Interest Rate Swap Agreements.

(c) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) of the Noteholders of Notes evidencing not less than 66b% of the Note Balance of the Controlling Note Class shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement, or against the Seller or Ford Credit under or in connection with the Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller, the Servicer or Ford Credit, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under the Sale and Servicing Agreement or the Purchase Agreement, as the case may be, and any right of the Issuer to take such action shall be suspended.

If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) of the Noteholders of Notes evidencing not less than 66b% of the principal amount of the Controlling Note Class shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Swap Counterparties including the right or power to take any action to compel or secure performance or observance by the Swap Counterparties of their obligations to the Issuer under Interest Rate Swap Agreements and to give any consent, request, notice, direction, approval, extension, or waiver under the Interest Rate Swap Agreements and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

SECTION 6.1 Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

(b)      Except during the continuance of an Event of Default:

(i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

(ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and, if required by the terms of this Indenture, conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

(c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i) this paragraph does not limit the effect of paragraph (b) of this Section 6.1;

(ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Trustee Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

(iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

(d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

(e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

(f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

(g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

(h) The Indenture Trustee shall not be charged with knowledge of any Event of Default unless either (1) a Trustee Officer shall have actual knowledge of such Event of Default or (2) written notice of such Event of Default shall have been given to the Indenture Trustee in accordance with the provisions of this Indenture.

SECTION 6.2 Rights of Indenture Trustee. (a) The Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matters stated in any such document.

(b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

(c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith.

(e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(f) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Noteholders pursuant to this Indenture unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity satisfactory to it against the reasonable costs, expenses, disbursements, advances and liabilities which might be incurred by it, its agents and its counsel in compliance with such request or direction.

(g) Any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request.

SECTION 6.3 Individual Rights of Indenture Trustee. The Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent hereunder may do the same with like rights.

SECTION 6.4 Indenture Trustee's Disclaimer. The Indenture Trustee (i) shall not be responsible for, and makes no representation as to, the validity or adequacy of this Indenture or the Notes and (ii) shall not be accountable for the Issuer's use of the proceeds from the Notes, or responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes (all of which shall be taken as statements of the Issuer) other than the Indenture Trustee's certificate of authentication.

SECTION 6.5 Notice of Defaults. If a Default occurs and is continuing and if it is known to a Trustee Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of such Default within ninety (90) days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Trustee Officers in good faith determines that withholding the notice is in the interests of the Noteholders.

SECTION 6.6 Reports by Indenture Trustee to Noteholders. Upon delivery to the Indenture Trustee by the Servicer of such information prepared by the Servicer pursuant to Section 3.9 of the Sale and Servicing Agreement as may be required to enable each Noteholder to prepare its federal and State income tax returns, the Indenture Trustee shall deliver such information to the Noteholders.

SECTION 6.7 Compensation and Indemnity. (a) The Issuer shall, or shall cause the Administrator to, pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall, or shall cause the Administrator to, reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall, or shall cause the Administrator to, indemnify the Indenture Trustee for, and to hold it harmless against, any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder. The Issuer shall, or shall cause the Administrator to, defend any such claim. The Indenture Trustee may have separate counsel and the Issuer shall, or shall cause the Administrator to, pay the fees and expenses of such counsel. Neither the Issuer nor the Administrator need reimburse any expense or indemnity against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

(b) The Issuer's payment obligations to the Indenture Trustee pursuant to this
Section 6.7 shall survive the resignation or removal of the Indenture Trustee and the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.

SECTION 6.8 Replacement of Indenture Trustee. (a) No resignation or removal of the Indenture Trustee, and no appointment of a successor Indenture Trustee, shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8 and payment in full of all sums due to the Indenture Trustee pursuant to Section 6.7. The Indenture Trustee may resign at any time by so notifying the Issuer. The Noteholders of Notes evidencing not less than a majority in Note Balance of the Controlling Note Class may remove the Indenture Trustee without cause by so notifying the Indenture Trustee and the Issuer and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

(i)      the Indenture Trustee fails to comply with Section 6.11;

(ii)     an Insolvency Event occurs with respect to the Indenture Trustee;

(iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(iv)     the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

(b) Any successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer and shall concurrently deliver a copy of such acceptance to each Swap Counterparty. Thereupon, if all sums due the retiring Indenture Trustee pursuant to Section
6.7 have been paid in full, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. If all sums due the retiring Indenture Trustee pursuant to Section
6.7 have been paid in full, the retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

(c) If a successor Indenture Trustee does not take office within sixty (60) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Noteholders of Notes evidencing not less than a majority in Note Balance of the Controlling Note Class may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. If the Indenture Trustee fails to comply with Section 6.11, any Noteholder who has been a bona fide Noteholder for at least six (6) months may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

(d) Notwithstanding the replacement of the Indenture Trustee pursuant to this
Section 6.8, the obligations of the Issuer and the Administrator under Section
6.7 shall continue for the benefit of the retiring Indenture Trustee.

SECTION 6.9 Successor Indenture Trustee by Merger. (a) If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies with prior written notice of any such transaction.

(b) In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee. In all such cases such certificates shall have the full force which it is provided anywhere in the Notes or in this Indenture that the certificate of the Indenture Trustee shall have.

SECTION 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Indenture Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver an instrument to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and the Swap Counterparties, such title to the Indenture Trust Estate, or any part hereof, and, subject to the other provisions of this
Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.8.

(b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee shall not be authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Indenture Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii)the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee. (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article
               VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this
               Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

(d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 6.11 Eligibility; Disqualification. (a) The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee or its parent shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and shall have a long-term debt rating of investment grade by each of the Rating Agencies or shall otherwise be acceptable to each of the Rating Agencies. The Indenture Trustee shall comply with TIA Section 310(b).

(b) Within ninety (90) days after ascertaining the occurrence of an Event of Default which shall not have been cured or waived, unless authorized by the Commission, the Indenture Trustee shall resign with respect to the Class A Notes, the Class B Notes and/or the Class C Notes in accordance with Section 6.8 of this Indenture, and the Issuer shall appoint a successor Indenture Trustee for any or all of such Classes, as applicable, so that there will be separate Indenture Trustees for the Class A Notes, Class B Notes and the Class C Notes. In the event the Indenture Trustee fails to comply with the terms of the preceding sentence, the Indenture Trustee shall comply with clauses (ii) and
(iii) of TIA Section 310(b).

(c) In the case of the appointment hereunder of a successor Indenture Trustee with respect to any Class of Notes pursuant to this Section 6.11, the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the Indenture Trustee and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee shall be a trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the removal of the retiring Indenture Trustee shall become effective to the extent provided herein.

SECTION 6.12 Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

SECTION 6.13 Interest Rate Swap Provisions. (a) The Issuer has entered into the Interest Rate Swap Agreements, in a form satisfactory to the Rating Agencies, to hedge the floating rate interest expense on the Floating Rate Notes. The Issuer may, from time to time, enter into one or more replacement Interest Rate Swap Agreements with one or more replacement Swap Counterparties in the event that an Interest Rate Swap Agreement is terminated prior to its scheduled expiration pursuant to an Event of Default or Termination Event (each such term as defined in the applicable Interest Rate Swap Agreement). The Interest Rate Swaps will have a notional amount equal to the aggregate principal amount of the Class A-2b Notes, Class A-3b Notes or Class A-4b Notes, as applicable, on the Closing Date. The notional amount of each Interest Rate Swap will decrease by the amount of any principal payments on the applicable Floating Rate Notes.

(b) On each Payment Date, Net Swap Payments (other than Swap Termination Payments) relating to the Interest Rate Swaps will rank senior to interest payments on the Class A Notes, and Swap Termination Payments will rank pari passu with interest payments on the Class A Notes, all as set forth in Section
8.2 hereof and Section 4.7 of the Sale and Servicing Agreement.

(c) The Indenture Trustee will be responsible for remitting Net Swap Payments and any Swap Termination Payments payable to the Swap Counterparties and for collecting the Net Swap Receipts and any Swap Termination Payments payable to the Issuer, as applicable, on each Payment Date.

(d) In the event that a Swap Counterparty is required to collateralize an Interest Rate Swap transaction pursuant to the terms of the applicable Interest Rate Swap Agreement, the Indenture Trustee, upon written request of the Administrator, shall establish individual collateral accounts and will hold any securities deposited therein in trust and will invest any cash amounts in accordance with the provisions of the Interest Rate Swap Agreement.

(e) The Administrator shall calculate and provide written notification to the Swap Counterparties and to the Indenture Trustee of the notional amount of the Interest Rate Swaps as of each Payment Date on or before the twelfth day of the month of the related Payment Date. The Administrator shall also obtain the calculation of LIBOR from the Calculation Agent under this Agreement and shall calculate the amount, for each Payment Date, of all Net Swap Payments, Net Swap Receipts, and Swap Termination Payments payable on each Payment Date and shall provide written notification of such amounts to the Swap Counterparties and to the Indenture Trustee prior to such Payment Date. At least ten days before the effective date of any proposed amendment or supplement to an Interest Rate Swap Agreement, the Administrator shall provide the Rating Agencies with a copy of such amendment or supplement. Any amendment or supplement to an Interest Rate Swap Agreement will be effective only after Rating Agency Confirmation shall have been provided with respect thereto.

(f) Promptly following the early termination of an Interest Rate Swap Agreement due to an Event of Default or Termination Event (as each such term is defined in such Interest Rate Swap Agreement), the Issuer will use reasonable efforts to enter into a replacement Interest Rate Swap Agreement on terms similar to those of such Interest Rate Swap Agreement with an eligible swap counterparty unless the Indenture Trustee sells the Indenture Trust Estate pursuant to Section 5.4(a)(iv). The Issuer shall take action as the Indenture Trustee may request to compel or secure the performance and observance by the Swap Counterparties of their obligations under the Interest Rate Swap Agreements, as provided in
Section 5.16(b) and 5.16(d).

(g) Each Interest Rate Swap Agreement shall provide that a termination event will occur thereunder if (a) the long-term rating of the Swap Counterparty is downgraded below a rating of "A" by Fitch or is suspended or withdrawn by such Rating Agency, (b) the long-term rating of the Swap Counterparty is downgraded below a rating of (i) "Aa3" by Moody's if the Swap Counterparty does not have a short-term rating of "P-1" or above or (ii) "A1" by Moody's if the Swap Counterparty has a short-term rating of "P-1" or above, or, in each case, is suspended or withdrawn by such Rating Agency or (c) the long-term rating of the Swap Counterparty is downgraded below a rating of "A-" by S&P or the short-term rating of the Swap Counterparty is downgraded below a rating of "A-1" by S&P or, in each case, is suspended or withdrawn by such Rating Agency, or (d) notice is given to the Indenture Trustee or Administrator by any Rating Agency that the credit support, if any, with respect to a Swap Counterparty is no longer deemed adequate to maintain the then-current ratings on the Class A Notes, and within 30 days of any such downgrade, suspension, withdrawal or notification, such Swap Counterparty fails to either (i) deliver or post collateral acceptable to the Issuer in amounts sufficient to secure its obligations under the Interest Rate Swap Agreement, (ii) assign its rights and obligations under the Interest Rate Swap Agreement to a replacement counterparty acceptable to the Issuer or (iii) establish other arrangements necessary, if any, in each case so that the Rating Agencies confirm the ratings of the Notes that were in effect immediately prior to such downgrade, suspension, withdrawal or notification.


                                  ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

SECTION 7.1 Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer shall furnish or cause to be furnished to the Indenture Trustee (a) not more than five (5) days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date and (b) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that (i) so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished and (ii) no such list shall be required to be furnished with respect to Noteholders of Book-Entry Notes.

SECTION 7.2 Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

(b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes. Upon receipt by the Indenture Trustee of any request by three or more Noteholders or by one or more Noteholders of Notes evidencing not less than 25% of the Note Balance of the Notes Outstanding to receive a copy of the current list of Noteholders (whether or not made pursuant to TIA Section 312(b)), the Indenture Trustee shall promptly notify the Administrator thereof by providing to the Administrator a copy of such request and a copy of the list of Noteholders produced in response thereto.

(c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

SECTION 7.3       Reports by Issuer.  (a)  The Issuer shall:

(i) file with the Indenture Trustee, within fifteen (15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to
                  Section 13 or 15(d) of the Exchange Act;

(ii) file with the Indenture Trustee and the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA
                  Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) and by rules and regulations prescribed from time to time by the Commission.

(b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall correspond to the calendar year.

SECTION 7.4 Reports by Indenture Trustee. (a) If required by TIA Section 313(a), within sixty (60) days after each April 15, beginning with April 15, 2003 the Indenture Trustee shall mail to each Noteholder as required by TIA
Section 313(c) a brief report dated as of such date that complies with TIA
Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

(b) A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

SECTION 8.1 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Indenture Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

SECTION 8.2 Trust Accounts and Payahead Account. (a) On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain the Trust Accounts and the Payahead Account as provided in Sections 4.1 and 4.7 of the Sale and Servicing Agreement.

(b) On or before each Payment Date, the Servicer shall deposit all Available Collections with respect to the Collection Period preceding such Payment Date in the Collection Account as provided in Sections 4.2, 4.3, 4.4 and 4.5 of the Sale and Servicing Agreement. On or before each Payment Date, all amounts required to be withdrawn from the Reserve Account and deposited in the Collection Account pursuant to Section 4.5 of the Sale and Servicing Agreement shall be withdrawn by the Indenture Trustee from the Reserve Account and deposited to the Collection Account. The Issuer shall direct the Swap Counterparties to deposit, and shall otherwise cause to be deposited on each Payment Date, any Net Swap Receipts then due and payable in the Collection Account. In addition, the Issuer shall direct the Swap Counterparties to deposit, and shall otherwise cause to be deposited, all Swap Termination Payments paid by Swap Counterparties to the Trust into the Collection Account; provided, that, upon direction of the Administrator, the Indenture Trustee may retain a part or all of such Swap Termination Payments to be applied as an initial payment to a replacement Swap Counterparty or Swap Counterparties, and provided further that the Indenture Trustee shall promptly deposit any retained amounts that are not so applied to the Collection Account.

(c) On each Payment Date, the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to Section 3.9 of the Sale and Servicing Agreement) shall make the following withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of funds on deposit in the Collection Account with respect to the Collection Period preceding such Payment Date (including funds, if any, deposited therein from the Reserve Account and the Payahead Account), in the following order of priority:

(i) first, to the Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;

(ii) second, to the Swap Counterparties, the Net Swap Payments (if any) due to the Swap Counterparties;

(iii) third, with the same priority and ratably, in accordance with the outstanding principal balance of the Class A Notes and the amount of any Swap Termination Payment due and payable by the Issuer to the Swap Counterparties,

          (1) to the Noteholders of Class A Notes, the Accrued Class A Note Interest,

          (2)  to the Swap Counterparties, any Swap Termination Payments;

                  provided, that, if any amounts allocable to the Class A Notes are not needed to pay interest due on such Notes, such amounts shall be applied to pay the portion, if any, of any Swap Termination Payments remaining unpaid pro rata based on the amount of the Swap Termination Payments, and provided, further, that if there are not sufficient funds available to pay the entire amount of the Accrued Class A Note Interest, the amounts available shall be applied to the payment of such interest on the Class A Notes on a pro rata basis;

(iv) fourth, to the Principal Distribution Account, the First Priority Principal Distribution Amount, if any;

(v) fifth, to the Noteholders of Class B Notes, the Accrued Class B Note Interest; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class B Note Interest, the amounts available shall be applied to the payment of such interest on the Class B Notes on a pro rata basis;

(vi) sixth, to the Principal Distribution Account, the Second Priority Principal Distribution Amount, if any;

(vii)    seventh,  to the  Noteholders  of Class C Notes,  the Accrued  Class C
         Note Interest; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class C Note Interest, the amounts available shall be applied to the payment of such interest on the Class C Notes on a pro rata basis;

(viii) eighth, to the Principal Distribution Account, the Third Priority Principal Distribution Amount, if any;

(ix) ninth, to the Certificate Interest Distribution Account, the Accrued Class D Certificate Interest;

(x) tenth, to the Reserve Account, the amount, if any, required to reinstate the amount in the Reserve Account up to the Specified Reserve Balance;

(xi) eleventh, to the Principal Distribution Account, the Regular Principal Distribution Amount, if any; and

(xii) twelfth, to the Seller, any funds remaining on deposit in the Collection Account with respect to the Collection Period preceding such Payment Date.

Notwithstanding any other provision of this Article VIII, and subject to Section 5.4(b), (A) following the occurrence and during the continuation of an Event of Default specified in Section 5.1(i), 5.1(ii), 5.1(iv) or 5.1(v) that has resulted in an acceleration of the Notes (including the occurrence of such an Event of Default following the occurrence of an Event of Default specified in
Section 5.1(iii) hereof that resulted in acceleration of the Notes), the Servicer shall instruct the Indenture Trustee to transfer the funds on deposit in the Collection Account remaining after the application of clauses (i), (ii) and (iii) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class A Notes to zero, (B) following the occurrence and during the continuation of an Event of Default specified in
Section 5.1(iii), which has resulted in an acceleration of the Notes, the Servicer shall instruct the Indenture Trustee to transfer the funds on deposit in the Collection Account remaining after the application of clauses (i), (ii),
(iii), (iv), (v), (vi) and (vii) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Notes to zero, and (C) in the case of an event described in clause (A) or (B), the Certificateholders will not receive any distributions of principal or interest until the principal amount and accrued interest on all the Notes has been paid in full.

(d) On each Payment Date, the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to Section 3.9 of the Sale and Servicing Agreement) shall withdraw the funds on deposit in the Principal Distribution Account with respect to the Collection Period preceding such Payment Date and make distributions and payments in the following order of priority:

(i) first, to the Noteholders of the Class A-1 Notes in reduction of principal until the principal amount of the Outstanding Class A-1 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-1 Notes in full, the amounts available shall be applied to the payment of principal on the Class A-1 Notes on a pro rata basis;

(ii) second, to the Noteholders of the Class A-2 Notes in reduction of principal until the principal amount of the Outstanding Class A-2 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-2 Notes in full, the amounts available shall be applied to the payment of principal on the Class A-2 Notes on a pro rata basis based on the principal balances of the Class A-2a Notes and the Class A-2b Notes;

(iii) third, to the Noteholders of the Class A-3 Notes in reduction of principal until the principal amount of the Outstanding Class A-3 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-3 Notes in full, the amounts available shall be applied to the payment of principal on the Class A-3 Notes on a pro rata basis based on the principal balances of the Class A-3a Notes and the Class A-3b Notes;

(iv) fourth, to the Noteholders of the Class A-4 Notes in reduction of principal until the principal amount of the Outstanding Class A-4 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-4 Notes in full, the amounts available shall be applied to the payment of principal on the Class A-4 Notes on a pro rata basis based on the principal balances of the Class A-4a Notes and the Class A-4b Notes;

(v) fifth, to the Noteholders of the Class B Notes in reduction of principal until the principal amount of the Outstanding Class B Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class B Notes in full, the amounts available shall be applied to the payment of principal on the Class B Notes on a pro rata basis;

(vi) sixth, to the Noteholders of the Class C Notes in reduction of principal until the principal amount of the Outstanding Class C Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class C Notes in full, the amounts available shall be applied to the payment of principal on the Class C Notes on a pro rata basis;

(vii) seventh, to the Certificate Principal Distribution Account, in reduction of the Certificate Balance of the Class D Certificates, until the Certificate Balance of the Class D Certificates has been reduced to zero; and

(viii) eighth, to the Seller, any funds remaining on deposit in the Principal Distribution Account.

SECTION 8.3 General Provisions Regarding Accounts. (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Collection Account and the Payahead Account shall be invested by the Qualified Institution or Qualified Trust Institution maintaining such account (which initially is the Indenture Trustee) at the direction of the Servicer in Permitted Investments as provided in Section 4.2 of the Sale and Servicing Agreement. All income or other gain (net of losses and investment expenses) from investments of monies deposited in the Collection Account, the Payahead Account and the Reserve Account shall be withdrawn by the Indenture Trustee from such accounts (but only under the circumstances set forth in Sections 4.6(b) and 4.1(e)(ii) in the Sale and Servicing Agreement in the case of the Reserve Account) and distributed as provided in Section 4.1 of the Sale and Servicing Agreement. The Servicer shall not direct the Qualified Institution or Qualified Trust Institution maintaining the Collection Account or Payahead Account to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction by the Servicer to make any such investment or sale, if requested by the Indenture Trustee, (acting at the direction of not less than 50% of the Controlling Note Class), the Seller or the Servicer, as applicable, will deliver an Opinion of Counsel to the Indenture Trustee, to such effect.

(b) Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts or in the Payahead Account resulting from any loss on any Permitted Investment included therein, except for losses attributable to the Indenture Trustee's failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms. In addition, the Indenture Trustee shall have no duty to monitor the activities of any Qualified Institution or Qualified Trust Institution (unless such Qualified Institution or Qualified Trust Institution is also the Indenture Trustee) and shall not in any way be held liable for the actions or inactions of any Qualified Institution or Qualified Trust Institution (unless such Qualified Institution or Qualified Trust Institution is also the Indenture Trustee).

(c) If the Indenture Trustee is the Qualified Institution or Qualified Trust Institution maintaining the Collection Account or the Payahead Account and (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Collection Account or the Payahead Account to the Indenture Trustee by 11:00 a.m. New York Time (or such other time as may be agreed by the Issuer and the Indenture Trustee) on the Business Day preceding each Payment Date, (ii) to the knowledge of a Trustee Officer of the Indenture Trustee, a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2 or (iii) the Notes shall have been declared due and payable following an Event of Default amounts collected or receivable from the Indenture Trust Estate are being applied in accordance with Section 5.4 as if there had not been such a declaration, then in each case the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Collection Account and the Payahead Account, as the case may be, in one or more Permitted Investments described in clause (b) of the definition thereof.

SECTION 8.4 Release of Indenture Trust Estate. (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.7 have been paid in full and all amounts (including Swap Termination Payments) owing under the Interest Rate Swap Agreements have been paid in full, release any remaining portion of the Indenture Trust Estate that secured the Issuer's obligations under the Notes and the Interest Rate Swap Agreements from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.4(b) only upon receipt of an Issuer Request accompanied by confirmation that all amounts owing by the Issuer under the Interest Rate Swap Agreements have been paid, and an Officer's Certificate and an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

(c) Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, and each Swap Counterparty, by its acceptance of the terms of this Indenture and the applicable Interest Rate Swap Agreement, acknowledges that from time to time the Indenture Trustee shall release the lien of this Indenture on any Receivable to be sold to (i) the Seller in accordance with Section 2.3 of the Sale and Servicing Agreement and
(ii) to the Servicer in accordance with Section 3.7 of the Sale and Servicing Agreement.

SECTION 8.5 Opinion of Counsel. The Indenture Trustee shall receive at least seven (7) days notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, except in connection with any action contemplated by Section 8.4(c), as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Indenture Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 9.1 Supplemental Indentures Without Consent of Noteholders. (a) Without the consent of the Noteholders but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

(iii) to add to the covenants of the Issuer, for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;

(iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or under any supplemental indenture which shall not be inconsistent with the provisions of the Indenture; provided that such action shall not materially adversely affect the interests of the Noteholders or adversely affect the rights or obligations of the Swap Counterparties under the Interest Rate Swap Agreements or modify or impair the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreements;

(vi) to evidence for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

(vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to affect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

                  The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Noteholders but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner (other than the modifications set forth in Section 9.2) the rights of the Noteholders under this Indenture; provided, however, that (i) such action shall not adversely affect in any material respect the interests of any Noteholder,
(ii) (x) such action shall not adversely affect the rights or obligations of the Swap Counterparties under the Interest Rate Swap Agreements or modify the obligations of or impair the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreements or (y) the Swap Counterparties shall have consented thereto (and a Swap Counterparty's consent will be deemed to have been given if such Swap Counterparty does not object in writing within ten Business Days of receipt of a written request for such consent); (iii) such action shall not cause the Issuer to be characterized for federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the federal or any then Applicable Tax State income taxation of any Notes Outstanding or outstanding Certificates or any Noteholder or Certificateholder; provided, that with respect to clauses (i), (ii)(x) and (iii) an Opinion of Counsel is provided in each instance, and (iv) Rating Agency Confirmation shall have been provided with respect to such action.

SECTION 9.2 Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and the consent of a majority of the Note Balance of the Controlling Note Class, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that (i) Rating Agency Confirmation shall have been provided with respect to such action and (ii) such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the federal or any then Applicable Tax State income taxation of any Notes Outstanding or outstanding Certificates or any Noteholder or Certificateholder, (iii) (x) such action shall not, as evidenced by an Opinion of Counsel, adversely affect the rights or obligations of the Swap Counterparties under the Interest Rate Swap Agreements or modify the obligations of, or impair the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreements or
(y) each Swap Counterparty shall have consented thereto (and a Swap Counterparty's consent will be deemed to have been given if such Swap Counterparty does not object in writing within ten Business Days of receipt of a written request for such consent); and provided, further, that no such supplemental indenture shall, without the consent of each Outstanding Note affected thereby:

               (i)  modify or alter provisions of this Section 9.2;

               (ii) change  the  Final  Scheduled  Payment  Date or the  date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Note Prepayment Amount with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Indenture Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

               (iii)reduce the  percentage of the principal  amount of the Notes
                    Outstanding or the  Controlling  Note Class,  the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain Defaults or Events of Default hereunder and their consequences provided for in this Indenture;

               (iv) modify or alter (x) the  provisions  of the  proviso  to the definition of the term "Outstanding" or (y) the definition of "Controlling Note Class";

               (v) reduce the percentage of the principal amount of the Notes Outstanding or of the Controlling Note Class required to direct or consent to a sale or liquidation by the Indenture Trustee of the Indenture Trust Estate pursuant to Section
                    5.4 if the proceeds of such sale or liquidation would be insufficient to pay the principal amount and accrued but unpaid interest on the Notes and/or the Certificates, as applicable;

               (vi) modify  any  provision  of  this   Indenture   specifying  a
                    percentage of the aggregate Note Balance of the Notes necessary to amend this Indenture or the other Basic Documents except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Noteholder of each Outstanding Note affected thereby;

               (vii)modify  any of the  provisions  of  this  Indenture  in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

               (viii) permit the creation of any lien  ranking  prior to or on a parity with the lien of this Indenture with respect to any part of the Indenture Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any such collateral at any time subject hereto or deprive any Noteholder of the security provided by the lien of this Indenture.

The Indenture Trustee may in its discretion or upon receipt of an Opinion of Counsel determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Noteholders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

                  It shall not be necessary for any Act of Noteholders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.2, the Indenture Trustee shall mail to the Swap Counterparties a copy of such supplemental indenture and to the Noteholders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.3 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution and delivery of such supplemental indenture have been satisfied. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

SECTION 9.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer, the Noteholders and the Swap Counterparties shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 9.5 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

SECTION 9.6 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.


                                   ARTICLE X

                               REDEMPTION OF NOTES

SECTION 10.1 Redemption. The Class A Notes, the Class B Notes and the Class C Notes are subject to redemption in whole, but not in part, at the direction of the Servicer pursuant to Section 9.1 of the Sale and Servicing Agreement, on any Payment Date on which the Servicer exercises its option to purchase the assets of the Issuer pursuant to such Section 9.1, and the amount paid by the Servicer shall be treated as collections of Receivables and applied to pay the Note Prepayment Amount and the Certificate Prepayment Amount. If the Class A Notes, the Class B Notes and the Class C Notes are to be redeemed pursuant to this
Section 10.1, the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee and the Rating Agencies not later than forty (40) days prior to the Redemption Date (and the Indenture Trustee shall promptly furnish notice to the Noteholders) and the Issuer shall deposit by 10:00 a.m. (New York City time) on the Redemption Date with the Indenture Trustee in the Collection Account the Note Prepayment Amount of the Class A Notes, the Class B Notes and the Class C Notes to be redeemed, whereupon all such Class A Notes, Class B Notes and Class C Notes shall be due and payable on the Redemption Date.

SECTION 10.2    Form of Redemption Notice. (a) Notice of redemption under
Section 10.1 shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted promptly following receipt of notice from the Issuer or Servicer pursuant to Section 10.1(a), but not later than thirty (30) days prior to the applicable Redemption Date, to each Noteholder as of the close of business on the Record Date preceding the applicable Redemption Date, at such Noteholder's address or facsimile number appearing in the Note Register.

                  All notices of redemption shall state:

(i)               the  Redemption Date;

(ii)              the Note Prepayment Amount;

(iii) the place where such Notes are to be surrendered for payment of the Note Prepayment Amount (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

(iv) that on the Redemption Date, the Note Prepayment Amount will become due and payable upon each such Note and that interest thereon shall cease to accrue for and after said date.

Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Noteholder shall not impair or affect the validity of the redemption of any other Note.

SECTION 10.3 Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption as required by Section 10.2 (in the case of redemption pursuant to Section 10.1), on the Redemption Date become due and payable at the Note Prepayment Amount and (unless the Issuer shall default in the payment of the Note Prepayment Amount) no interest shall accrue on the Note Prepayment Amount for any period after the date to which accrued interest is calculated for purposes of calculating the Note Prepayment Amount.

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.1 Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(A) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(B) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(C) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(D) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

(b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

               (ii) Whenever the Issuer is required to furnish to the  Indenture
                    Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is ten percent (10%) or more of the principal amount of the Notes Outstanding, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent (1%) of the principal amount of the Notes Outstanding.

               (iii)Whenever any property or securities  are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

               (iv) Whenever the Issuer is required to furnish to the  Indenture
                    Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals ten percent (10%) or more of the principal amount of the Notes Outstanding, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent (1%) of the principal amount of the Notes Outstanding.

               (v)  Notwithstanding Section 2.10 or any other provisions of this
                    Section 11.1, the Issuer may, without compliance with the requirements of the other provisions of this Section 11.1,
                    (A)  collect,   liquidate,  sell  or  otherwise  dispose  of
                    Receivables and Financed Vehicles as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts and the Payahead Account as and to the extent permitted or required by the Basic Documents.

SECTION 11.2 Form of Documents Delivered to Indenture Trustee. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

(b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Administrator or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Administrator or the Issuer, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

(c) Where any Person is required to make, give or execute two or more applications, requests, comments, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

(d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

SECTION 11.3 Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied herein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.3.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c) The ownership of Notes shall be proved by the Note Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Notes shall bind the Noteholder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

SECTION 11.4 Notices, etc., to Indenture Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

               (i) the Indenture Trustee by any Noteholder, the Servicer, the Administrator or the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust office; or

               (ii) the Issuer by the  Indenture  Trustee  or by any  Noteholder
                    shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Ford Credit Auto Owner Trust 2002-D, in care of Wachovia Bank of Delaware, National Association, One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801, Attention: Corporate Trust Administration, Amy Martin, with a copy to the Administrator at Ford Motor Company, World Headquarters, Office of the General Counsel, One American Road, Suite 1034-A1, Dearborn, Michigan 48126, attention of the Secretary, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

     Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, telecopied or mailed by certified mail, return receipt requested, to
(i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007,
(ii) in case of Standard & Poor's, at the following address: Standard & Poor's Ratings Services, 55 Water Street, 40th Floor, New York, New York 10041,
Attention: Asset Backed Surveillance Department, (iii) in the case of Fitch, at the following address: Fitch, Inc., 1 State Street Plaza, New York, New York 10004, Attention: Asset Backed Surveillance, (iv) in the case of the initial Swap Counterparties, to Bank of America, N.A. as of the Closing Date, at the following address: Bank of America, N.A., 100 N. Tyron St., NC1-007-13-01, Charlotte, North Carolina 28255, Attn: Capital Markets Documentation and to Merrill Lynch Capital Services, Inc. as of the Closing Date, at the following address: Four World Financial Center, New York, New York 10281, Attn: Debt Markets Counsel.

SECTION 11.5 Notices to Noteholders; Waiver. (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

(b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

(c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

(d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

SECTION 11.6 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee or any Note Paying Agent to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

SECTION 11.7 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control.

                  The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

SECTION 11.8 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 11.9 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

SECTION 11.10 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Swap Counterparties and any other party secured hereunder, and any other Person with an ownership interest in any part of the Indenture Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture; provided, that no Swap Counterparty shall have any right to institute any Proceeding, judicial or otherwise, with respect to enforcement of remedies under Article V of this Indenture upon the occurrence of an Event of Default.

SECTION 11.12 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

SECTION 11.13 Governing Law. This Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions. SECTION 11.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

SECTION 11.16 Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities), and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

SECTION 11.17 Subordination of Claims against Seller. (a) The obligations of the Issuer under this Indenture are solely the obligations of the Issuer and shall not represent any obligation or interest in any assets of the Seller other than the Trust Property conveyed to the Issuer pursuant to Article II of the Sale and Servicing Agreement. In furtherance of and not in derogation of the foregoing, the Indenture Trustee, by entering into this agreement, and each Noteholder and Note Owner, by accepting a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledge and agree that they shall have no right, title or interest in or to any Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, such Indenture Trustee, Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Indenture Trustee, Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. The Indenture Trustee and each Noteholder and each Note Owner further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 11.17 and the terms of this Section 11.17 may be enforced by an action for specific performance.

(b) The provision of this Section 11.17 shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Indenture.

SECTION 11.18 No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder or Note Owner, by accepting a Note or, in the case of a Note Owner, a beneficial interest in a Note, hereby covenant and agree that they will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

SECTION 11.19 Inspection. The Issuer agrees that, with reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                  IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.


                        FORD CREDIT AUTO OWNER TRUST 2002-D

                        By: WACHOVIA BANK OF DELAWARE, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee of Ford Credit Auto
                               Owner Trust 2002-D



                        By:
                               -----------------------------------
                               Name:
                               Title:


                        THE BANK OF NEW YORK,
                        not in its individual capacity but solely as Indenture Trustee



                        By:
                               ------------------------------------
                               Name: John Bobko
                               Title: Assistant Treasurer

                                                                    EXHIBIT A-1

                             FORM OF CLASS A-1 NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 PURSUANT TO THE EXEMPTION FROM REGISTRATION SET FORTH IN SECTION 3(a)(3) THEREOF.



REGISTERED                                                         $602,000,000
No. R-1                                                    CUSIP NO. 34527R HW6


                       FORD CREDIT AUTO OWNER TRUST 2002-D

                       CLASS A-1 1.79% ASSET BACKED NOTES

                  Ford Credit Auto Owner Trust 2002-D, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of SIX HUNDRED TWO MILLION DOLLARS payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-1 Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-1 Notes pursuant to Section 3.1 of the Indenture dated as of August 1, 2002 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Bank of New York, a New York corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the May 2003 Payment Date (the "Class A-1 Final Scheduled Payment Date"). Capitalized terms used but not defined herein are defined in
Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

                  The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in
Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the previous Payment Date on which interest has been paid (or, in the case of the initial Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of actual days elapsed and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: August 29, 2002

                                    FORD CREDIT AUTO OWNER TRUST 2002-D

                                    By:      WACHOVIA BANK OF DELAWARE,
                                             NATIONAL ASSOCIATION,
                                             not in its individual capacity but
                                             solely as Owner Trustee of Ford
                                             Credit Auto Owner Trust 2002-D



                                    By:
                                             ---------------------------------
                                             Authorized Officer


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1 Notes designated above and referred to in the within-mentioned Indenture.

Date: August 29, 2002

                                            THE BANK OF NEW YORK,
                                            not in its individual capacity but
                                            solely as Indenture Trustee



                                            By:
                                               -------------------------------
                                               Authorized Officer

                                 REVERSE OF NOTE

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-1 1.79% Asset Backed Notes (the "Class A-1 Notes"), which, together with the Issuer's Class A-2a 2.10% Asset Backed Notes (the "Class A-2a Notes"), Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), Class A-3a 2.68% Asset Backed Notes (the "Class A-3a Notes"), Class A-3b Floating Rate Asset Backed Notes (the "Class A-3b Notes" and, together with the Class A-3a Notes, the "Class A-3 Notes"), Class A-4a 3.13% Asset Backed Notes (the "Class A-4a Notes"), Class A-4b Floating Rate Asset Backed Notes (the "Class A-4b Notes" and, together with the Class A-4a Notes, the "Class A-4 Notes" and, such Class A-4 Notes, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), Class B 3.56% Asset Backed Notes (the "Class B Notes") and Class C 4.40% Asset Backed Notes (the "Class C Notes" and, together with the Class A Notes and the Class B Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

                  The Class A-1 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-1 Notes are subordinated to the rights of the Swap Counterparties to receive payments (other than Swap Termination Payments) pursuant to the Interest Rate Swap Agreements. Interest on and principal of the Notes will be payable in accordance with the priority of payments set forth in
Section 8.2 of the Indenture.

                  Principal of the Class A-1 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in September 2002.

                  As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-1 Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Class A Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Issuer shall pay interest on overdue installments of interest at the Class A-1 Rate to the extent lawful.

                  As provided in the Indenture, the Class A Notes, the Class B Notes and the Class C Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

                  The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and shall not represent any obligation or interest in any assets of the Seller other than the Trust Property conveyed to the Issuer pursuant to Article II of the Sale and Servicing Agreement. Each Noteholder and Note Owner acknowledge and agree that they shall have no right, title or interest in or to any Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, such Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities.

                  THIS SUBORDINATION AGREEMENT SHALL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(A) OF THE BANKRUPTCY CODE.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such (a) such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions requiring the consent of all Noteholders affected thereby as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class and with the consent of the Swap Counterparties if such amendment adversely affects the rights or obligations of the Swap Counterparties under the Interest Rate Swap Agreements or modifies the obligations of, or impairs the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreements. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders or the Swap Counterparties provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

                  No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of The Bank of New York, in its individual capacity, Wachovia Bank of Delaware, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

                                 ---------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated:                                                                       */
      ----------------                       ---------------------------------
                                                     Signature Guaranteed


                                                                             */
                                             ---------------------------------



*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                   EXHIBIT A-2a

                             FORM OF CLASS A-2a NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.



REGISTERED                                                         $200,000,000
No. R-1                                                  CUSIP NO. 34527R HX 46


                       FORD CREDIT AUTO OWNER TRUST 2002-D

                       CLASS A-2a 2.10% ASSET BACKED NOTES

                  Ford Credit Auto Owner Trust 2002-D, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-2a Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-2a Notes pursuant to
Section 3.1 of the Indenture dated as of August 1, 2002 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Bank of New York, a New York corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the March 2005 Payment Date (the "Class A-2a Final Scheduled Payment Date") or the Redemption Date, if any, pursuant to 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

                  The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in
Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the fifteenth day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing Date) to but excluding the fifteenth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: August 29, 2002

                                    FORD CREDIT AUTO OWNER TRUST 2002-D

                                    By:      WACHOVIA BANK OF DELAWARE,
                                             NATIONAL ASSOCIATION,
                                             not in its individual capacity but
                                             solely as Owner Trustee of Ford
                                             Credit Auto Owner Trust 2002-D



                                    By:
                                       --------------------------------------
                                       Authorized Officer:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2a Notes designated above and referred to in the within-mentioned Indenture.

Date:    August 29, 2002


                                            THE BANK OF NEW YORK,
                                            not in its individual capacity but
                                            solely as Indenture Trustee



                                            By:
                                               --------------------------------
                                               Authorized Officer:

                                 REVERSE OF NOTE


                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-2a 2.10% Asset Backed Notes (the "Class A-2a Notes"), which, together with the Issuer's Class A-1 1.79% Asset Backed Notes (the "Class A-1 Notes"), Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), Class A-3a 2.68% Asset Backed Notes (the "Class A-3a Notes"), Class A-3b Floating Rate Asset Backed Notes (the "Class A-3b Notes" and, together with the Class A-3a Notes, the "Class A-3 Notes"), Class A-4a 3.13% Asset Backed Notes (the "Class A-4a Notes"), Class A-4b Floating Rate Asset Backed Notes (the "Class A-4b Notes" and, together with the Class A-4a Notes, the "Class A-4 Notes" and, such Class A-4 Notes, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), Class B 3.56% Asset Backed Notes (the "Class B Notes") and Class C 4.40% Asset Backed Notes (the "Class C Notes" and, together with the Class A Notes and the Class B Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

                  The Class A-2a Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-2a Notes are subordinated to the rights of the Swap Counterparties to receive payments (other than Swap Termination Payments) pursuant to the Interest Rate Swap Agreements. Interest on and principal of the Notes will be payable in accordance with the priority of payments set forth in
Section 8.2 of the Indenture.

                  Principal of the Class A-2a Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in September 2002.

                  As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-2a Final Scheduled Payment Date or the Redemption Date, if any pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Class A Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-2a Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Issuer shall pay interest on overdue installments of interest at the Class A-2a Rate to the extent lawful.

                  As provided in the Indenture, the Class A Notes, the Class B Notes and the Class C Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

                  The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and shall not represent any obligation or interest in any assets of the Seller other than the Trust Property conveyed to the Issuer pursuant to Article II of the Sale and Servicing Agreement. Each Noteholder and Note Owner acknowledge and agree that they shall have no right, title or interest in or to any Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, such Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities.

                  THIS SUBORDINATION AGREEMENT SHALL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(A) OF THE BANKRUPTCY CODE.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions requiring the consent of all Noteholders affected thereby as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class and with the consent of the Swap Counterparties if such amendment adversely affects the rights or obligations of the Swap Counterparties under the Interest Rate Swap Agreements or modifies the obligations of, or impairs the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreements. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders or the Swap Counterparties provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

                  No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of The Bank of New York, in its individual capacity, Wachovia Bank of Delaware, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

                                 ---------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated:                                                                       */
      ----------------                      ---------------------------------
                                                    Signature Guaranteed


                                                                             */
                                            ---------------------------------



*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                   EXHIBIT A-2b

                             FORM OF CLASS A-2b NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.



REGISTERED                                                       $1,116,000,000
No. R-1                                                   CUSIP NO. 34527R HY 2


                       FORD CREDIT AUTO OWNER TRUST 2002-D

                   CLASS A-2b FLOATING RATE ASSET BACKED NOTES

                  Ford Credit Auto Owner Trust 2002-D, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE BILLION ONE HUNDRED SIXTEEN MILLION DOLLARS payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-2b Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-2b Notes pursuant to Section 3.1 of the Indenture dated as of August 1, 2002 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the March 2005 Payment Date (the "Class A-2b Final Scheduled Payment Date") or the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

                  The Issuer shall pay interest on this Note on each Payment Date at a per annum rate equal to the London interbank offered rate ("LIBOR") for one-month U.S. Dollar deposits in Europe (determined as set forth in the Indenture) on the applicable LIBOR Determination Date, in each case plus 0.07% on the principal amount of this Note outstanding on the preceding Payment Date, after giving effect to all payments of principal made on the preceding Payment Date (provided, however, that interest shall accrue from the Closing Date to the initial Payment Date, and shall be payable on the initial Payment Date, at a per annum rate equal to 1.81125% on the original principal amount outstanding on the Closing Date), subject to certain limitations contained in Section 3.1 of the Indenture, until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Payment Date from and including the preceding Payment Date (or, in the case of the initial Payment Date, from and including the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of actual days elapsed and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse side hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: August 29, 2002

                                            FORD CREDIT AUTO OWNER TRUST 2002-D

                                            By:      WACHOVIA BANK OF DELAWARE,
                                                     NATIONAL ASSOCIATION,
                                                     not in its individual
                                                     capacity but solely as
                                                     Owner Trustee of Ford
                                                     Credit Auto Owner Trust
                                                     2002-D



                                            By:
                                               --------------------------------
                                                     Authorized Officer


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class A-2b Notes designated above and referred to in the within-mentioned Indenture.

Date: August 29, 2002


                                            THE BANK OF NEW YORK,
                                            not in its individual capacity but
                                            solely as Indenture Trustee



                                            By:
                                               --------------------------------
                                                     Authorized Officer:

                                 REVERSE OF NOTE

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes") which, together with the Issuer's Class A-1 1.79% Asset Backed Notes (the "Class A-1 Notes"), Class A-2a 2.10% Asset Backed Notes (the "Class A-2a Notes" and, together with the Class A-2b Notes, the "Class A-2 Notes"), Class A-3a 2.68% Asset Backed Notes (the "Class A-3a Notes"), Class A-3b Floating Rate Asset Backed Notes (the "Class A-3b Notes" and, together with the Class A-3a Notes, the "Class A-3 Notes"), Class A-4a 3.13% Asset Backed Notes (the "Class A-4a Notes"), Class A-4b Floating Rate Asset Backed Notes (the "Class A-4b Notes" and, together with the Class A-4a Notes, the "Class A-4 Notes" and, such Class A-4 Notes, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), Class B 3.56% Asset Backed Notes (the "Class B Notes") and Class C 4.40% Asset Backed Notes (the "Class C Notes" and, together with the Class A Notes and the Class B Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

                  The Class A-2b Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-2b Notes are subordinated to the rights of the Swap Counterparties to receive payments (other than Swap Termination Payments) pursuant to the Interest Rate Swap Agreements. Interest on and principal of the Notes will be payable in accordance with the priority of payments set forth in
Section 8.2 of the Indenture.

                  Principal of the Class A-2b Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in September 2002.

                  As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-2b Final Scheduled Payment Date or the Redemption Date, if any, pursuant to Section
10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Class A Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-2b Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Issuer shall pay interest on overdue installments of interest at the Class A-2b Rate to the extent lawful.

                  As provided in the Indenture, the Class A Notes, the Class B Notes and the Class C Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

                  The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and shall not represent any obligation or interest in any assets of the Seller other than the Trust Property conveyed to the Issuer pursuant to Article II of the Sale and Servicing Agreement. Each Noteholder and Note Owner acknowledge and agree that they shall have no right, title or interest in or to any Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, such Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities.

                  THIS SUBORDINATION AGREEMENT SHALL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(A) OF THE BANKRUPTCY CODE.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions requiring the consent of all Noteholders affected thereby as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class and with the consent of the Swap Counterparties if such amendment adversely affects the rights or obligations of the Swap Counterparties under the Interest Rate Swap Agreements or modifies the obligations of, or impairs the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreements. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders or the Swap Counterparties provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

                  No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of The Bank of New York, in its individual capacity, Wachovia Bank of Delaware, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

                                 ---------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated:                                                                       */
      ----------------                      ---------------------------------
                                                    Signature Guaranteed


                                                                             */
                                            ---------------------------------



*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                  EXHIBIT A-3a

                             FORM OF CLASS A-3a NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.



REGISTERED                                                         $250,000,000
No. R-1                                                   CUSIP NO. 34527R HZ 9




                       FORD CREDIT AUTO OWNER TRUST 2002-D

                       CLASS A-3a 2.68% ASSET BACKED NOTES

                  Ford Credit Auto Owner Trust 2002-D, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED FIFTY MILLION DOLLARS payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-3a Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-3a Notes pursuant to Section 3.1 of the Indenture dated as of August 1, 2002 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Bank of New York, a New York corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the February 2006 Payment Date (the "Class A-3a Final Scheduled Payment Date") or the Redemption Date, if any, pursuant to
Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

                  The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in
Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the fifteenth day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing Date) to but excluding the fifteenth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: August 29, 2002

                                            FORD CREDIT AUTO OWNER TRUST 2002-D

                                            By:      WACHOVIA BANK OF DELAWARE,
                                                     NATIONAL ASSOCIATION,
                                                     not in its individual
                                                     capacity but solely as
                                                     Owner Trustee of Ford
                                                     Credit Auto Owner Trust
                                                     2002-D



                                            By:
                                               --------------------------------
                                                     Authorized Officer


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-3a Notes designated above and referred to in the within-mentioned Indenture.

Date: Aug`ust 29, 2002

                                            THE BANK OF NEW YORK,
                                            not in its individual capacity but
                                            solely as Indenture Trustee



                                            By:
                                               --------------------------------
                                                     Authorized Officer

                                 REVERSE OF NOTE


                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-3a 2.68% Asset Backed Notes (the "Class A-3a Notes"), which, together with the Issuer's Class A-1 1.79% Asset Backed Notes (the "Class A-1 Notes"), Class A-2a 2.10% Asset Backed Notes (the "Class A-2a Notes"), Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), Class A-3b Floating Rate Asset Backed Notes (the "Class A-3b Notes" and, together with the Class A-3a Notes, the "Class A-3 Notes"), Class A-4a 3.13% Asset Backed Notes (the "Class A-4a Notes"), Class A-4b Floating Rate Asset Backed Notes (the "Class A-4b Notes" and, together with the Class A-4a Notes, the "Class A-4 Notes" and, such Class A-4 Notes, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), Class B 3.56% Asset Backed Notes (the "Class B Notes") and Class C 4.40% Asset Backed Notes (the "Class C Notes" and, together with the Class A Notes and the Class B Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

                  The Class A-3a Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-3a Notes are subordinated to the rights of the Swap Counterparties to receive payments (other than Swap Termination Payments) pursuant to the Interest Rate Swap Agreements. Interest on and principal of the Notes will be payable in accordance with the priority of payments set forth in
Section 8.2 of the Indenture.

                  Principal of the Class A-3a Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in September 2002.

                  As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-3a Final Scheduled Payment Date or the Redemption Date, if any, pursuant to Section
10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Class A Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-3a Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Issuer shall pay interest on overdue installments of interest at the Class A-3a Rate to the extent lawful.

                  As provided in the Indenture, the Class A Notes, the Class B Notes and the Class C Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

                  The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and shall not represent any obligation or interest in any assets of the Seller other than the Trust Property conveyed to the Issuer pursuant to Article II of the Sale and Servicing Agreement. Each Noteholder and Note Owner acknowledge and agree that they shall have no right, title or interest in or to any Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, such Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities.

                  THIS SUBORDINATION AGREEMENT SHALL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(A) OF THE BANKRUPTCY CODE.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions requiring the consent of all Noteholders affected thereby as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class and with the consent of the Swap Counterparties if such amendment adversely affects the rights or obligations of the Swap Counterparties under the Interest Rate Swap Agreements or modifies the obligations of, or impairs the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreements. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders or the Swap Counterparties provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

                  No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of The Bank of New York, in its individual capacity, Wachovia Bank of Delaware, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

                                 ---------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated:                                                                       */
      ----------------                      ---------------------------------
                                                   Signature Guaranteed


                                                                             */
                                            ---------------------------------



*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                   EXHIBIT A-3b



                             FORM OF CLASS A-3b NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.



REGISTERED                                                         $306,000,000
No. R-1                                                   CUSIP NO. 34527R JA 2


                       FORD CREDIT AUTO OWNER TRUST 2002-D

                   CLASS A-3b FLOATING RATE ASSET BACKED NOTES

                  Ford Credit Auto Owner Trust 2002-D, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THREE HUNDRED SIX MILLION DOLLARS payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-3b Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-3b Notes pursuant to Section 3.1 of the Indenture dated as of August 1, 2002 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the February 2006 Payment Date (the "Class A-3b Final Scheduled Payment Date") or the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

                  The Issuer shall pay interest on this Note on each Payment Date at a per annum rate equal to the London interbank offered rate ("LIBOR") for one-month U.S. Dollar deposits in Europe (determined as set forth in the Indenture) on the applicable LIBOR Determination Date, in each case plus 0.08% on the principal amount of this Note outstanding on the preceding Payment Date, after giving effect to all payments of principal made on the preceding Payment Date (provided, however, that interest shall accrue from the Closing Date to the initial Payment Date, and shall be payable on the initial Payment Date, at a per annum rate equal to 1.81125% on the original principal amount outstanding on the Closing Date), subject to certain limitations contained in Section 3.1 of the Indenture, until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Payment Date from and including the preceding Payment Date (or, in the case of the initial Payment Date, from and including the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of actual days elapsed and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse side hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: August 29, 2002


                                            FORD CREDIT AUTO OWNER TRUST 2002-D

                                            By:      WACHOVIA BANK OF DELAWARE,
                                                     NATIONAL ASSOCIATION,
                                                     not in its individual
                                                     capacity but solely as
                                                     Owner Trustee of Ford
                                                     Credit Auto Owner Trust
                                                     2002-D



                                            By:
                                               ---------------------------------
                                                     Authorized Officer


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-3b Notes designated above and referred to in the within-mentioned Indenture.

Date: August 29, 2002

                                            THE BANK OF NEW YORK,
                                            not in its individual capacity but
                                            solely as Indenture Trustee



                                            By:
                                               --------------------------------
                                                      Authorized Officer

                                 REVERSE OF NOTE

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-3b Floating Rate Asset Backed Notes (the "Class A-3b Notes") which, together with the Issuer's Class A-1 1.79% Asset Backed Notes (the "Class A-1 Notes"), Class A-2a 2.10% Asset Backed Notes (the "Class A-2a Notes"), Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), Class A-3a 2.68% Asset Backed Notes (the "Class A-3a Notes" and, together with the Class A-3b Notes, the "Class A-3 Notes"), Class A-4a 3.13% Asset Backed Notes (the "Class A-4a Notes"), Class A-4b Floating Rate Asset Backed Notes (the "Class A-4b Notes" and, together with the Class A-4a Notes, the "Class A-4 Notes" and, such Class A-4 Notes, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), Class B 3.56% Asset Backed Notes (the "Class B Notes") and Class C 4.40% Asset Backed Notes (the "Class C Notes" and, together with the Class A Notes and the Class B Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

                  The Class A-3b Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-3b Notes are subordinated to the rights of the Swap Counterparties to receive payments (other than Swap Termination Payments) pursuant to the Interest Rate Swap Agreements. Interest on and principal of the Notes will be payable in accordance with the priority of payments set forth in
Section 8.2 of the Indenture.

                  Principal of the Class A-3b Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in September 2002.

                  As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-3b Final Scheduled Payment Date or the Redemption Date, if any, pursuant to Section
10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Class A Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-3b Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Issuer shall pay interest on overdue installments of interest at the Class A-3b Rate to the extent lawful.

                  As provided in the Indenture, the Class A Notes, the Class B Notes and the Class C Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

                  The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and shall not represent any obligation or interest in any assets of the Seller other than the Trust Property conveyed to the Issuer pursuant to Article II of the Sale and Servicing Agreement. Each Noteholder and Note Owner acknowledge and agree that they shall have no right, title or interest in or to any Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, such Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities.

                  THIS SUBORDINATION AGREEMENT SHALL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(A) OF THE BANKRUPTCY CODE.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions requiring the consent of all Noteholders affected thereby as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class and with the consent of the Swap Counterparties if such amendment adversely affects the rights or obligations of the Swap Counterparties under the Interest Rate Swap Agreements or modifies the obligations of, or impairs the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreements. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders or the Swap Counterparties provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

                  No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of The Bank of New York, in its individual capacity, Wachovia Bank of Delaware, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

                                 ---------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated:                                                                       */
      ----------------                     ---------------------------------
                                                   Signature Guaranteed


                                                                             */
                                           ---------------------------------



*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                   EXHIBIT A-4a

                             FORM OF CLASS A-4a NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.



REGISTERED                                                        $204,737,000
No. R-1                                                  CUSIP NO. 34527R JB 0


                       FORD CREDIT AUTO OWNER TRUST 2002-D

                       CLASS A-4a 3.13% ASSET BACKED NOTES

                  Ford Credit Auto Owner Trust 2002-D, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED FOUR MILLION SEVEN HUNDRED THIRTY SEVEN THOUSAND DOLLARS payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-4a Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-4a Notes pursuant to Section 3.1 of the Indenture dated as of August 1, 2002 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Bank of New York, a New York corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the November 2006 Payment Date (the "Class A-4a Final Scheduled Payment Date") or the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

                  The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in
Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the fifteenth day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing Date) to but excluding the fifteenth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: August 29, 2002

                                            FORD CREDIT AUTO OWNER TRUST 2002-D

                                            By:      WACHOVIA BANK OF DELAWARE,
                                                     NATIONAL ASSOCIATION,
                                                     not in its individual
                                                     capacity but solely as
                                                     Owner Trustee of Ford
                                                     Credit Auto Owner Trust
                                                     2002-D



                                            By:
                                               ---------------------------------
                                                     Authorized Officer


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-4a Notes designated above and referred to in the within-mentioned Indenture.

Date: August 29, 2002

                                            THE BANK OF NEW YORK,
                                            not in its individual capacity but
                                            solely as Indenture Trustee



                                            By:
                                               ---------------------------------
                                                    Authorized Officer

                                 REVERSE OF NOTE

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-4a 3.13% Asset Backed Notes (the "Class A-4a Notes"), which, together with the Issuer's Class A-1 1.79% Asset Backed Notes (the "Class A-1 Notes"), Class A-2a 2.10% Asset Backed Notes (the "Class A-2a Notes"), Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), Class A-3a 2.68% Asset Backed Notes (the "Class A-3a Notes"), Class A-3b Floating Rate Asset Backed Notes (the "Class A-3b Notes" and, together with the Class A-3a Notes, the "Class A-3 Notes"), Class A-4b Floating Rate Asset Backed Notes (the "Class A-4b Notes" and, together with the Class A-4a Notes, the "Class A-4 Notes" and, such Class A-4 Notes, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), Class B 3.56% Asset Backed Notes (the "Class B Notes") and Class C 4.40% Asset Backed Notes (the "Class C Notes" and, together with the Class A Notes and the Class B Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

                  The Class A-4a Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-4a Notes are subordinated to the rights of the Swap Counterparties to receive payments (other than Swap Termination Payments) pursuant to the Interest Rate Swap Agreements. Interest on and principal of the Notes will be payable in accordance with the priority of payments set forth in
Section 8.2 of the Indenture.

                  Principal of the Class A-4a Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in September 2002.

                  As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-4a Final Scheduled Payment Date or the Redemption Date, if any, pursuant to Section
10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Class A Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-4a Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Issuer shall pay interest on overdue installments of interest at the Class A-4a Rate to the extent lawful.

                  As provided in the Indenture, the Class A Notes, the Class B Notes and the Class C Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

                  The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and shall not represent any obligation or interest in any assets of the Seller other than the Trust Property conveyed to the Issuer pursuant to Article II of the Sale and Servicing Agreement. Each Noteholder and Note Owner acknowledge and agree that they shall have no right, title or interest in or to any Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, such Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities.

                  THIS SUBORDINATION AGREEMENT SHALL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(A) OF THE BANKRUPTCY CODE.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions requiring the consent of all Noteholders affected thereby as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class and with the consent of the Swap Counterparties if such amendment adversely affects the rights or obligations of the Swap Counterparties under the Interest Rate Swap Agreements or modifies the obligations of, or impairs the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreements. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders or the Swap Counterparties provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

                  No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of The Bank of New York, in its individual capacity, Wachovia Bank of Delaware, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

                                 ---------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated:                                                                       */
      ----------------                       ---------------------------------
                                                     Signature Guaranteed


                                                                             */
                                             ---------------------------------



*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                   EXHIBIT A-4b


                             FORM OF CLASS A-4b NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.



REGISTERED                                                         $171,000,000
No. R-1                                                   CUSIP NO. 34527R JC 8


                       FORD CREDIT AUTO OWNER TRUST 2002-D

                   CLASS A-4b FLOATING RATE ASSET BACKED NOTES

                  Ford Credit Auto Owner Trust 2002-D, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED SEVENTY ONE MILLION DOLLARS payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-4b Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-4b Notes pursuant to Section 3.1 of the Indenture dated as of August 1, 2002 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the November 2006 Payment Date (the "Class A-4b Final Scheduled Payment Date") or the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

                  The Issuer shall pay interest on this Note on each Payment Date at a per annum rate equal to the London interbank offered rate ("LIBOR") for one-month U.S. Dollar deposits in Europe (determined as set forth in the Indenture) on the applicable LIBOR Determination Date, in each case plus 0.12% on the principal amount of this Note outstanding on the preceding Payment Date, after giving effect to all payments of principal made on the preceding Payment Date (provided, however, that interest shall accrue from the Closing Date to the initial Payment Date, and shall be payable on the initial Payment Date, at a per annum rate equal to 1.81125% on the original principal amount outstanding on the Closing Date), subject to certain limitations contained in Section 3.1 of the Indenture, until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Payment Date from and including the preceding Payment Date (or, in the case of the initial Payment Date, from and including the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of actual days elapsed and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse side hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: August 29, 2002

                                       FORD CREDIT AUTO OWNER TRUST 2002-D

                                       By:      WACHOVIA BANK OF DELAWARE,
                                                  NATIONAL ASSOCIATION,
                                                  not in its individual capacity
                                                  but solely as Owner Trustee of
                                                  Ford Credit Auto Owner Trust
                                                  2002-D



                                       By:
                                              ----------------------------------
                                                   Authorized Officer


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-4b Notes designated above and referred to in the within-mentioned Indenture.

Date: August 29, 2002

                                            THE BANK OF NEW YORK,
                                            not in its individual capacity but
                                            solely as Indenture Trustee



                                            By:
                                               --------------------------------
                                                     Authorized Officer

                                 REVERSE OF NOTE

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-4b Floating Rate Asset Backed Notes (the "Class A-4b Notes") which, together with the Issuer's Class A-1 1.79% Asset Backed Notes (the "Class A-1 Notes"), Class A-2a 2.10% Asset Backed Notes (the "Class A-2a Notes"), Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), Class A-3a 2.68% Asset Backed Notes (the "Class A-3a Notes"), Class A-3b Floating Rate Asset Backed Notes (the "Class A-3b Notes" and, together with the Class A-3a Notes, the "Class A-3 Notes"), Class A-4a 3.13% Asset Backed Notes (the "Class A-4a Notes" and, together with the Class A-4b Notes, the "Class A-4 Notes" and, such Class A-4 Notes, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), Class B 3.56% Asset Backed Notes (the "Class B Notes") and Class C 4.40% Asset Backed Notes (the "Class C Notes" and, together with the Class A Notes and the Class B Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

                  The Class A-4b Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-4b Notes are subordinated to the rights of the Swap Counterparties to receive payments (other than Swap Termination Payments) pursuant to the Interest Rate Swap Agreements. Interest on and principal of the Notes will be payable in accordance with the priority of payments set forth in
Section 8.2 of the Indenture.

                  Principal of the Class A-4b Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in September 2002.

                  As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-4b Final Scheduled Payment Date or the Redemption Date, if any, pursuant to Section
10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Class A Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-4b Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Issuer shall pay interest on overdue installments of interest at the Class A-4b Rate to the extent lawful.

                  As provided in the Indenture, the Class A Notes, the Class B Notes and the Class C Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

                  The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and shall not represent any obligation or interest in any assets of the Seller other than the Trust Property conveyed to the Issuer pursuant to Article II of the Sale and Servicing Agreement. Each Noteholder and Note Owner acknowledge and agree that they shall have no right, title or interest in or to any Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, such Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities.

                  THIS SUBORDINATION AGREEMENT SHALL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(A) OF THE BANKRUPTCY CODE.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions requiring the consent of all Noteholders affected thereby as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class and with the consent of the Swap Counterparties if such amendment adversely affects the rights or obligations of the Swap Counterparties under the Interest Rate Swap Agreements or modifies the obligations of, or impairs the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreements. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders or the Swap Counterparties provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

                  No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of The Bank of New York, in its individual capacity, Wachovia Bank of Delaware, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

                                 ---------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated:                                                                       */
      ----------------                      ---------------------------------
                                                  Signature Guaranteed


                                                                             */
                                            ---------------------------------



*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                      EXHIBIT B

                              FORM OF CLASS B NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.



REGISTERED                                                          $89,992,000
No. R-1                                                   CUSIP NO. 34527R JD 6


                       FORD CREDIT AUTO OWNER TRUST 2002-D

                        CLASS B 3.56% ASSET BACKED NOTES

                  Ford Credit Auto Owner Trust 2002-D, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of EIGHTY NINE MILLION NINE HUNDRED NINETY TWO THOUSAND DOLLARS payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class B Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class B Notes pursuant to Section 3.1 of the Indenture dated as of August 1, 2002 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Bank of New York, a New York corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the February 2007 Payment Date (the "Class B Final Scheduled Payment Date") or the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

                  The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in
Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the fifteenth day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing Date) to but excluding the fifteenth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: August 29, 2002

                                            FORD CREDIT AUTO OWNER TRUST 2002-D

                                            By:      WACHOVIA BANK OF DELAWARE,
                                                     NATIONAL ASSOCIATION,
                                                     not in its individual
                                                     capacity but solely as
                                                     Owner Trustee of Ford
                                                     Credit Auto Owner Trust
                                                     2002-D



                                            By:
                                               ---------------------------------
                                                     Authorized Officer


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes designated above and referred to in the within-mentioned Indenture.

Date: August 29, 2002

                                            THE BANK OF NEW YORK,
                                            not in its individual capacity but
                                            solely as Indenture Trustee



                                            By:
                                               ---------------------------------
                                                      Authorized Officer

                                 REVERSE OF NOTE

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class B 3.56% Asset Backed Notes (the "Class B Notes"), which, together with the Issuer's Class A-1 1.79% Asset Backed Notes (the "Class A-1 Notes"), Class A-2a 2.10% Asset Backed Notes (the "Class A-2a Notes"), Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), Class A-3a 2.68% Asset Backed Notes (the "Class A-3a Notes"), Class A-3b Floating Rate Asset Backed Notes (the "Class A-3b Notes" and, together with the Class A-3a Notes, the "Class A-3 Notes"), Class A-4a 3.13% Asset Backed Notes (the "Class A-4a Notes"), Class A-4b Floating Rate Asset Backed Notes (the "Class A-4b Notes" and, together with the Class A-4a Notes, the "Class A-4 Notes" and, such Class A-4 Notes, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), and Class C 4.40% Asset Backed Notes (the "Class C Notes" and, together with the Class A Notes and the Class B Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

                  The Class B Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class B Notes are subordinated in right of payment to the Class A Notes and to amounts payable to the Swap Counterparties pursuant to the Interest Rate Swap Agreements as and to the extent provided in the Indenture.

                  Principal of the Class B Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in September 2002.

                  As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class B Final Scheduled Payment Date or the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Issuer shall pay interest on overdue installments of interest at the Class B Rate to the extent lawful.

                  As provided in the Indenture, the Class A Notes, the Class B Notes and the Class C Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

                  The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and shall not represent any obligation or interest in any assets of the Seller other than the Trust Property conveyed to the Issuer pursuant to Article II of the Sale and Servicing Agreement. Each Noteholder and Note Owner acknowledge and agree that they shall have no right, title or interest in or to any Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, such Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities.

                  THIS SUBORDINATION AGREEMENT SHALL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(A) OF THE BANKRUPTCY CODE.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer; provided, that the Issuer and each Noteholder agree that in the event the Class B Notes were recharacterized as an equity interest in the Issuer, the allocation provisions of the Trust Agreement would apply.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions requiring the consent of all Noteholders affected thereby as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class and with the consent of the Swap Counterparties if such amendment adversely affects the rights or obligations of the Swap Counterparties under the Interest Rate Swap Agreements or modifies the obligations of, or impairs the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreements. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders or the Swap Counterparties provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

                  No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of The Bank of New York, in its individual capacity, Wachovia Bank of Delaware, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

                                 ---------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated:                                                                       */
      ----------------                       ---------------------------------
                                                    Signature Guaranteed


                                                                             */
                                             ---------------------------------



*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                      EXHIBIT C

                              FORM OF CLASS C NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.



REGISTERED                                                          $59,994,000
No. R-1                                                   CUSIP NO. 34527R JE 4


                       FORD CREDIT AUTO OWNER TRUST 2002-D

                        CLASS C 4.40% ASSET BACKED NOTES


                  Ford Credit Auto Owner Trust 2002-D, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIFTY NINE MILLION NINE HUNDRED NINETY FOUR THOUSAND DOLLARS payable on each Payment Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class C Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class C Notes pursuant to Section 3.1 of the Indenture dated as of August 1, 2002 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Bank of New York, a New York corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the May 2007 Payment Date (the "Class C Final Scheduled Payment Date") or the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

                  The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in
Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the fifteenth day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing Date) to but excluding the fifteenth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: August 29, 2002

                                            FORD CREDIT AUTO OWNER TRUST 2002-D

                                            By:      WACHOVIA BANK OF DELAWARE,
                                                     NATIONAL ASSOCIATION,
                                                     nt in its individual
                                                     capacity but solely as
                                                     Owner Trustee of Ford
                                                     Credit Auto Owner Trust
                                                     2002-D



                                            By:
                                                --------------------------------
                                                     Authorized Officer


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Notes designated above and referred to in the within-mentioned Indenture.

Date: August 29, 2002

                                            THE BANK OF NEW YORK,
                                            not in its individual capacity but
                                            solely as Indenture Trustee



                                            By:
                                               ---------------------------------
                                                     Authorized Officer

                                 REVERSE OF NOTE

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class C 4.40% Asset Backed Notes (the "Class C Notes"), which, together with the Issuer's Class A-1 1.79% Asset Backed Notes (the "Class A-1 Notes"), Class A-2a 2.10% Asset Backed Notes (the "Class A-2a Notes"), Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), Class A-3a 2.68% Asset Backed Notes (the "Class A-3a Notes"), Class A-3b Floating Rate Asset Backed Notes (the "Class A-3b Notes" and, together with the Class A-3a Notes, the "Class A-3 Notes"), Class A-4a 3.13% Asset Backed Notes (the "Class A-4a Notes"), Class A-4b Floating Rate Asset Backed Notes (the "Class A-4b Notes" and, together with the Class A-4a Notes, the "Class A-4 Notes" and, such Class A-4 Notes, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), and Class B 3.56% Asset Backed Notes (the "Class B Notes" and, together with the Class A Notes and the Class C Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

                  The Class C Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class C Notes are subordinated in right of payment to the Class A Notes, the Class B Notes and to amounts payable to the Swap Counterparties pursuant to the Interest Rate Swap Agreements as and to the extent provided in the Indenture.

                  Principal of the Class C Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in September 2002.

                  As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class C Final Scheduled Payment Date or the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Issuer shall pay interest on overdue installments of interest at the Class C Rate to the extent lawful.

                  As provided in the Indenture, the Class A Notes, the Class B Notes and the Class C Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

                  The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and shall not represent any obligation or interest in any assets of the Seller other than the Trust Property conveyed to the Issuer pursuant to Article II of the Sale and Servicing Agreement. Each Noteholder and Note Owner acknowledge and agree that they shall have no right, title or interest in or to any Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, such Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities.

                  THIS SUBORDINATION AGREEMENT SHALL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(A) OF THE BANKRUPTCY CODE.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer; provided, that the Issuer and each Noteholder agree that in the event the Class C Notes were recharacterized as an equity interest in the Issuer, the allocation provisions of the Trust Agreement would apply.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions requiring the consent of all Noteholders affected thereby as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class and with the consent of the Swap Counterparties if such amendment adversely affects the rights or obligations of the Swap Counterparties under the Interest Rate Swap Agreements or modifies the obligations of, or impairs the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreements. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders or the Swap Counterparties provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

                  No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of The Bank of New York, in its individual capacity, Wachovia Bank of Delaware, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

                                 ---------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated:                                                                       */
      ----------------                      ---------------------------------
                                                   Signature Guaranteed


                                                                             */
                                            ---------------------------------



*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                      EXHIBIT D


                        FORM OF NOTE DEPOSITORY AGREEMENT

                                                                     SCHEDULE A


                             Schedule of Receivables

                Provided to the Indenture Trustee at the Closing

                                                                     APPENDIX A


                              Definitions and Usage